UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: six months ended March 31, 2005

Item 1. Report to Stockholders.


SUPPLEMENT TO:

CALVERT SOCIAL INVESTMENT FUND BALANCED PORTFOLIO

Semi-Annual Report dated: March 31, 2005

Date of this Supplement: February 13, 2006

The performance information presented for Class I Shares since inception on page 11 of the Semi-Annual Report was reported incorrectly. Please replace it with the following information below. All other information remains the same.

Average Annual Total Return for Class I Shares since inception, through March 31, 2005 is 1.86%.


Calvert INVESTMENTS THAT MAKE A DIFFERENCE (R)

March 31, 2005

Semi-Annual Report

Calvert Social
Investment Fund

An Ameritas Acacia Company

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Table of Contents

Chairman's Letter
2

President's Letter
6

Portfolio Management Discussion
8

Shareholder Expense Example
27

Statements of Net Assets
32

Notes to Statements of Net Assets
66

Statements of Operations
70

Statements of Changes in Net Assets
72

Notes to Financial Statements
80

Financial Highlights
88

Explanation of Financial Tables
106

Proxy Voting and Availability of Quarterly Portfolio Holdings
108

Basis for Board's Approval of Investment Advisory Contract
108

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Dear Shareholder:

As the enclosed reports from your CSIF Portfolio managers demonstrate, your Fund provided attractive financial returns over the last six months in the fixed-income area. Returns in the equity portfolios trailed our benchmarks a bit.

In My View

In the context of the U.S. presidential election, these past six months have affirmed a sort of go-it-alone direction for America which, in many ways, does not serve our long-term economic interests in an increasingly globalized world order. Americans are so accustomed to being number one globally that we do not adequately recognize the enormous increase in Asian influence on our economy and markets worldwide.

Some lessons from China

I've spent some time in Asia recently, in part to consider a Calvert investment into a China environment fund. China is turning from an export-oriented economy (sending us goods in return for our IOUs in the form of Treasury bond purchases) to a consumer economy. This transformation should have major challenging consequences for American living standards and the financial markets. Consider, too, the much higher personal savings rate of the Chinese compared to that of Americans. China is even questioning its growth-for-growth's-sake policies and becoming more serious about sustainability, demonstrating real concern over environmental challenges and developing moral leadership in the region.

In China, a university professor can have as much influence on government policy as top corporate CEOs, and the wisdom of China's top leadership is formidable. Contrast this situation with what I believe is a very sad approach in our own country, where policymaking is driven in large part by special interests. Our "energy bill," for example, was more a sop to hydrocarbon- industry lobbyists than a bold vision to truly reduce our addiction to oil.

We need more enlightened policies

President Bush should be praised for drawing attention to the tough issues around Social Security, but the privatization arguments of lobbyists and ideologues make little sense to me. Rather, our focus should be on making sure our younger generations are educated and trained to be productive enough to support an aging population. In addition, we need policies that encourage, rather than stymie, the immigration of people from elsewhere in the world who can bring us needed talents. We also need policies that give meaningful attention to our social and physical infrastructure.

America's productivity and strong work ethic have historically kept us highly competitive, and we remain the most innovative society in the world. Yet some, including former Federal Reserve Chairman Paul Volcker, have suggested that trade and fiscal deficits from short-sighted legislative policymaking -- driven by special interests -- are a looming ceiling on our standard of living. The recent rise of oil and commodity prices, propelled by emerging Asia, is just one suggestion that these observations may be correct. The coming re-valuation of the Chinese yuan can also be expected to have a significant negative impact on our price levels. I fear that U.S.-government decision-making is currently pushing the limits of our productivity dividends and that it disregards the growing strength of other parts of the world. Over the longer term, I feel this approach may put a damper on financial-market returns, as interest rates and inflation, the scorecards of poor policies, creep up.

The Federal Reserve is now reducing the past few years' level of economic stimulus as its concern for inflation and financing the deficits grows. A cautious approach to the market is warranted -- an approach akin to that taken by Dan Boone, your CSIF Equity Portfolio manager, who has received one of the 18 Excellence in Fund Management Awards for 2005 presented by BusinessWeek1 magazine.

Shareholder Activism

We continue activism with companies we own in the areas of board diversity, executive compensation, and greenhouse-gas reductions. In each of these areas, we have filed shareholder resolutions and have been very pleased with the engagement of our companies. All four companies from which we requested additional greenhouse-gas disclosure responded positively. Two of four other companies (Xerox and Dollar General) agreed to our request for aligning executive compensation with social and financial performance. Three of 12 companies agreed to adopt the basic principles of Calvert's Model Nominating Committee Charter Language on Board Diversity (visit www.Calvert.com/sri.html for more details on our advocacy program).

With each passing year, more companies recognize we are not an adversary but rather the champion of best practices that can have positive impacts on their bottom line. The quality of our dialogue with corporate America has improved, a development that could not have happened without your support.

Special Equities

Through the reporting period, we continued our work in the Calvert Special Equities program, which makes small private investments into promising new companies pursuing profitable approaches to sustainability in such areas as alternative energy, health, and education. We have been exploring an investment into a private real estate partnership that focuses on more consciously responsible development in the areas of environmental sensitivity and energy use. Very few developers have paid much attention to emerging best practices in real estate, and an investment by the Fund might well encourage more to consider this approach. Already, the larger responsible-investment community is beginning to talk about the need for a social REIT (real estate investment trust) vehicle. It's this kind of work that allows the influence of the Special Equities program to flourish, with generous commitments of time and energy but relatively low dollar outlays.

Community Investments

The Fund's community investment program continues to place about 1% of our assets into high-impact programs at below-market rates. Through the Fund's investments in the Calvert Social Investment Foundation, we support companies such as Las Hermanas (The Sisters, supported through Eco-Logic, which works in fair-trade coffee). Fair trade can play a crucial role in improving rural people's incomes and community organizing. No longer do the workers, mainly women, need to sell their coffee to middlemen at fire-sale prices. With extra money in hand, the women of Las Hermanas have been able to, in their words, "pay off the debt on our house," "buy school books and materials for my children," and "improve the family garden."

As part of my trip to Asia, I visited in Mongolia the XacBank, in which we have an indirect investment. This microfinance bank proudly displayed a recent award for transparency of their business operations and seemed to have set a new standard in this "wild-west" country around clean banking practices. They just turned profitable, and for me, discussing their expansion goals -- which include needed mortgage financing -- with the socially committed management was inspiring.

Walking the Talk

Calvert Group, Ltd. became the first U.S.-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum (Eurosif). These guidelines were designed for use by the responsible-investment sector to provide more disclosure and increased accountability to investors.

And the Calvert Social Investment Foundation, which facilitates our community investments program, is the first non-profit institution to allow general investing by the public into the Foundation's notes over the same electronic trading platform used for stock and bonds. The Foundation assets now total more than $100 million, with most of the money coming not from Calvert Funds, but from concerned investors wishing to further issues of social justice. This is another area where Calvert has walked its talk with impressive success.

I thank you again for your participation in and support of all these activities that have built a model investment vehicle reflecting your care and concern for our planet and its people.

Sincerely,

D. Wayne Silby
Chairman (Non-Executive)
Calvert Social Investment Fund
April 2005

1. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

Dear Shareholder:

Over the six months ended March 31, 2005, the markets generally moved forward, in step with solid U.S. economic growth, corporate profitability, and a favorable response to last November's U.S. Presidential election. These positive factors were offset somewhat by growing investor concerns over rising interest rates, climbing energy prices, and record U.S. deficits--trends that are likely to present challenges for the markets in times ahead.

The broad U.S. stock market advanced 6.88% (as measured by the S&P 500 Index), while overseas stocks generally outpaced their U.S. counterparts.1 Overall, bond returns trended flat, with the Lehman U.S. Credit Index gaining 0.20% for the six months ended March 31, 2005.

Calvert has always encouraged investors to diversify their portfolios to reduce risk, and we believe a transitional market like the one we're currently experiencing demonstrates the continued relevance and importance of a diversified portfolio. So we strongly recommend that investors work with their financial advisors to develop a sound asset allocation strategy and stick to it, rebalancing as necessary to maintain their chosen allocation target.

Your Investments

Calvert continues to strive toward our dual goals of favorable investment results and a positive impact on corporate conduct toward the environment, workplace, and society. On the investment side, we are very pleased that several Calvert funds have again been recognized during the year by the industry for their excellence.

Standard & Poor's/BusinessWeek once again bestowed the "Excellence in Fund Management Award" upon Daniel Boone III, the manager of our largest stock fund, CSIF Equity Portfolio. In addition, BusinessWeek magazine included Boone among their "Best Fund Managers of 2005."2 Also for a second year, Calvert Large Cap Growth Fund was named to the USA Today 2005 "All Star Mutual Fund Team" for its consistent, long-term performance in its multi-cap category.3

In addition, Barron's once again counted Calvert among "The Best Mutual Fund Families" in its February 7, 2005, issue. This annual issue also ranked Calvert in first place for its taxable bond funds.4

A Long-Term Perspective

In managing our equity and socially screened fixed-income funds, Calvert uses a unique Double Diligence ™ research process with two integral components -- a rigorous review of financial performance and a thorough assessment of corporate integrity. We believe that companies which operate with integrity toward their employees, their communities, and the environment are better positioned for success. So we only invest in companies that meet standards for both components.

Calvert believes that this disciplined investment process -- which also emphasizes diversified portfolios -- will lead to lower risk and better long-term performance. Of course, we recommend the same long-term, diversified and disciplined approach to our shareholders.

Working with a financial professional can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy. Thank you for your continued investment with Calvert, and we look forward to serving you in the year ahead.

Sincerely,

Barbara Krumsiek
President and CEO
Calvert Group, Ltd.
April 2005

1. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index gained 15.25% during the six-month period ended March 31, 2005.

2. BusinessWeek, March 21, 2005. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years. BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years. S&P evaluated each fund's year-by-year returns for performance consistency. S&P also evaluated expenses, turnover, and investment management style.

3. USA Today, USA Today's 2005 Mutual Fund All-Stars," March 13, 2005. Using the Morningstar database, USA Today evaluated US stock funds for their risk-adjusted three- and five-year performance in their peer group category. The same manager had to have been at the helm of the fund for at least five years and the fund had to be open to new investors.

4. Each fund was given a preliminary ranking, or percentile, in its category--taxable bond funds--and then measured with its peers tracked by Lipper for a one-year period ended 12/21/04. Each fund's returns were calculated for the one-year period (2004) and adjusted for 12b-1 fees. Each fund family's category ranking was weighed, according to overall asset mix in Lipper's database. Results from 73 fund complexes were compiled by Lipper for the tenth annual Fund Families Survey by Barron's. Performance data quoted represents past performance, which does not guarantee future results.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2005, CSIF Money Market Portfolio shares returned 0.70%, versus 0.66% for the Lipper Money Market Funds Average.

Investment Climate

Over the reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift will occur this year.

Portfolio Strategy

During the reporting period, we continued focusing our purchases in the short end of the money-market yield curve. At the same time, we focused on adding variable-rate securities that reset as market rates rise. In doing so, we positioned the Portfolio to take advantage of rising money market rates expected to result from market expectations and the FOMC continuing to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly.

Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills. Looking ahead, we believe investors in the Portfolio should benefit from anticipated increases in money-market yields.

April 2005

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Money Market Portfolio Statistics
March 31, 2005
Investment Performance

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Money
Market Portfolio	0.70%	0.97%
Lipper Money
Market Funds Avg.**	0.66%	0.91%

Maturity Schedule

	Weighted Average
	3/31/05	9/30/04
	17 days	34 days

Average Annual Total Returns

One year	0.97%
Five year	2.14%
Ten year	3.52%
Since inception	5.19%
(10/21/82)

	% of Total
Investment Allocation	Investments
Taxable Variable Rate
Demand Notes	85.2%
U.S. Government Agencies
and Instrumentalities	12.0%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies	1.6%
Certificates of Deposit	.6%
Taxable Municipal Obligations	.6%
Total	100%

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Steve Falci,
Chief Investment Officer, Equities of Calvert Asset Management Company

Performance

Calvert Social Investment Fund Balanced Portfolio Class A shares produced a total return of 4.95% for the six-month period ended March 31, 2005. Over the same period, the Russell 1000(R) Index returned 7.71% and the Lehman U.S. Credit Index 0.20%. A blend of these indices, weighted 60% to stocks and 40% to bonds to match the Portfolio's strategic allocation, produced a return of 4.71% for the period.

Investment Climate

For bonds

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures.

Over the six-month reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%. The Lehman U.S. Credit Index rose 0.20% as principal losses from higher rates largely offset income.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift will occur this year.

For stocks

The start of the period was decidedly more optimistic than the end. In the fall of 2004, investors became more positive, and markets rallied, as uncertainty regarding the U.S. presidential election was resolved in early November. Simultaneously, crude oil prices appeared to have topped out just ahead of the election. Markets could not sustain this momentum into 2005, giving back a good portion of the gains made in the closing quarter of 2004. Sustained high energy prices and the resultant growth in inflation concerns weighed on investors over the closing months of the reporting period.

As has been the case much of the time since the bursting of the tech-stock bubble five years ago, value stocks -- those with low share prices relative to their earnings or asset value -- strongly outperformed growth stocks -- those with high prices relative to such measures. For the six-month period, the Russell 1000(R) Value Index outperformed the Russell 1000(R) Growth Index by 5.8% (10.5% versus 4.7%). Large-cap stocks have underperformed small-cap stocks fairly consistently over this five-year span, but over the last six months, returns have been roughly equal between large- and small-cap markets.

Portfolio Strategy

The Portfolio's six-month total return was better than that of the blended index and settled in just below the middle of the pack in Lipper's Balanced Fund category. The Portfolio ranked at the 53rd percentile in the Lipper Balanced Funds Average category for the period, trailing the category average by a mere 0.09%.1 Our steady allocation has helped smooth out potential effects of market volatility on the Portfolio, as stocks and bonds have swapped performance leadership over the last several quarters

For the stock portfolio

The Portfolio's stock holdings marginally underperformed during the reporting period. In large part, this was the result of our under-exposure to energy and raw materials stocks. The Integrated Oils, Other Energy and Materials and Processing sectors were among the strongest performers in the U.S. large cap market for the period. Because our equity portfolio was light on these stocks relative to the Russell 1000(R) Index, the Portfolio's total return was off by 0.30% relative to the benchmark blend. Otherwise, overall equity portfolio performance was roughly in line with that of the benchmark.

For the fixed-income portfolio

We continued to position the portfolio for higher interest rates, generally falling prices in the corporate sector, and some additional compression between long- and short-term interest rates as the Fed continued to raise short-term rates. Our allocation to floating-rate notes, and concentration in high-quality bonds over those that are rated lower, supported that strategy. While we continued to expect higher short-term rates, with the Fed continuing to "tighten," we reduced the yield-curve-flattening strategy that had been so successful previously. We focused on adding variable-rate securities that have coupons that typically reset quarterly, thereby benefiting from continued Fed rate increases.

We intend to maintain our underweight to lower-quality bonds in favor of higher-quality bonds until the price differences between the two widen to what we believe are attractive levels. In addition, we have extended duration slightly, in line with our strategy to extend as rates rise. Despite our slightly increased duration position, the Fund remains shorter than does our benchmark. Our allocation to floating-rate notes should position the Fund well as the FOMC continues to raise short-term interest rates.

Outlook

Economic growth remained surprisingly strong throughout the period despite the anticipated headwinds created by high energy prices. Unfortunately, there is no immediate end in sight to crude oil trading at above $50 per barrel. Over time, this should weigh on the economy and limit economic growth. Inflation concerns continue to rise, creating a dampening effect on the markets. In the near term, investors will likely require favorable changes to these conditions for markets to advance.

April 2005

1. In the Lipper Balanced Funds Average category, the Portfolio ranked 337 out of 637 funds, the 53rd percentile, for the six-month period; 260 out of 364 funds, the 71st percentile, for the five-year period; and 123 out of 166 funds, the 74th percentile, for the ten-year period ended 3/31/2005. Past performance is no guarantee of future results. Lipper rankings are based on total returns. The returns assume reinvestment of dividends and capital gains but exclude the effects of any applicable sales loads. Source: Lipper, Inc.

Balanced Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	4.95%	4.56%
Class B	4.42%	3.49%
Class C	4.44%	3.57%
Class I**	5.04%	4.65%

Lehman U.S.
Credit Index*	0.20%	0.84%

Russell 1000 Index*	7.71%	7.24%
Lipper Balanced
Funds Avg*	5.01%	4.30%

Ten Largest Long-Term Holdings
	% of Net Assets
Johnson & Johnson	1.7%
Microsoft Corp.	1.6%
Pfizer, Inc.	1.4%
International Business
Machines Corp.	1.4%
Bank of America Corp.	1.3%
Dell, Inc.	1.3%
Intel Corp.	1.2%
EOG Resources, Inc.	1.2%
WellPoint, Inc.	1.2%

Procter & Gamble Co.	1.1%
Total	13.4%

Balanced Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

	Class A Shares
One year	(0.42%)
Five year	(1.14%)
Ten year	6.38%

	Class B Shares
One year	(1.51%)
Five year	(1.39%)
Since inception	1.11%
(4/1/98)

	Class C Shares
One year	2.57%
Five year	(1.19%)
Ten year	5.75%

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period March 31, 2004 through December 27, 2004.

* Source: Lipper Analytical Services, Inc.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Balanced Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class I Shares*
One year	4.65%
Five year	0.13%
Since inception	9.13%
(3/1/99)

Asset Allocation	% of Total Investments
Stocks	62%
Bonds	34%
Cash & Cash Equivalents	4%
100%

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. New subadvisors began effective June 30, 2004. Earlier subadvisor changes occurred in March 2002 and July 1995.

Past performance is no guarantee of future results.

Portfolio Management Discussion

Gregory Habeeb
Senior
Portfolio Manager

Matt Nottingham, CFA
Portfolio Manager
of Calvert Asset Management Company

Performance

For the six-month reporting period ended March 31, 2005, Calvert Social Investment Fund Bond Portfolio Class A shares returned 2.21%, comparing favorably to the benchmark Lehman U.S. Credit Index (at 0.20%) and to the Portfolio's peer group, represented by the Lipper Corporate Debt Funds A-Rated Average (at 0.54%).

Investment Climate

Over the six-month reporting period, the Federal Open Market Committee (FOMC) raised the target Fed funds rate 0.25% at each of its four scheduled meetings. These increases totaled 1.00% overall, raising short-term rates to 2.75%. The benchmark 10-year Treasury yield moved 0.33% higher, to 4.5%.

The U.S. economy grew at a firm pace of approximately 4% annualized, as measured by GDP (gross domestic product). New-job gains were moderate, averaging 174,000 monthly. The U.S. dollar fell 4% versus other major currencies, and light crude oil rose 11% per barrel. Inflation moved a bit higher as the effects of higher commodity prices crept into various core inflation measures, leading the FOMC to address inflation in its March monetary policy statement.

On February 16, Federal Reserve Chairman Greenspan stirred up bond bears when he characterized the persistence of very low long-term interest rates as a "conundrum." This characterization suggested that rates might be artificially low. Combined with the more hawkish March FOMC statement, these sentiments caused bond yields to begin rising in earnest near the end of the reporting period. On balance, however, yields remain quite low on a relative, historical basis, and we believe an upward drift will occur this year.

Portfolio Strategy

The Portfolio's relative return was positively impacted by several strategic decisions. First, we held high-quality bonds in a period when high-quality issues outperformed lower-rated corporate bonds. Additionally, the Portfolio's high allocation to floating-rate issues -- whose coupons reset as interest rates rise -- helped returns as the FOMC continued to hike rates. The Portfolio's strategic yield-curve positioning, favoring shorter-term bonds, was another driver of performance. The Portfolio benefited as short-term interest rates rose (six-month Treasury bill yields were up 1.13%; 10-year Treasury notes were up 0.36%). Finally, the Portfolio had a large position in long-term, zero-coupon bonds to benefit from any continued rally in long-term Treasury rates. The yields for long-term, zero-coupon bonds also looked attractive relative to other long-term fixed-income securities. And, during the reporting period, 30-year Treasuries and longer-term corporate bonds did outperform shorter-term securities. Both were wins for the position in long-term, zero-coupon bonds. Portfolio duration was a relatively neutral contributor to performance over the reporting period. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest-rate movements.)

For the reporting period

We continued to position the Portfolio for higher interest rates, generally falling prices in the corporate sector, and some additional compression between long- and short-term interest rates as the Fed continued to raise short-term rates. The allocation to floating-rate notes, and concentration in high-quality bonds over those that are rated lower, supported that strategy. While we continued to expect higher short-term rates, with the Fed continuing to "tighten," we reduced the yield-curve-flattening strategy that had been so successful previously. We focused on adding variable-rate securities that have coupons that typically reset quarterly, thereby benefiting from continued Fed rate increases.

Going forward

We intend to maintain our underweight to lower-quality bonds in favor of higher-quality bonds until the price differences between the two widen to what we believe are attractive levels. In addition, we have extended duration slightly, in line with our strategy to extend as rates rise. Despite our slightly increased duration position, the Portfolio remains shorter than does our benchmark. Our allocation to floating-rate notes should position the Portfolio well as the FOMC continues to raise short-term interest rates.

Outlook

Monetary policy is currently focused on restoring the target Fed funds rate to a more neutral level that is neither overly accommodative nor restrictive. We believe that level is, at a minimum, 3.5% and would not be surprised to see it move higher. As a result, we expect the FOMC to continue its campaign of steady rate hikes unless the economy shows signs of great strain. The FOMC may increase the amount of each rate hike if inflation expectations increase significantly.

Of course, much will depend on economic data going forward. In a growing economy, a rising Fed funds rate should push money-market rates higher. Over the past year, the issuance of commercial paper increased modestly as corporations returned to borrowing to expand business. We expect that trend to continue in 2005 and the new supply to be easily absorbed by investors looking for extra yield in the money markets. In addition, a persistent U.S. budget deficit means the Treasury should maintain a ready supply of Treasury bills.

Going forward, we believe the Portfolio continues to be well positioned for rising interest rates and the current bond market environment.

April 2005

Bond Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	2.21%	3.61%
Class B	1.68%	2.63%
Class C	1.70%	2.71%
Class I	2.47%	4.22%

Lehman U.S.
Credit Index**	0.20%	0.84%
Lipper Corporate Debt
Funds A Rated Avg**	0.54%	0.92%

Maturity Schedule
	Weighted Average
	3/31/05	9/30/04
	12 years	9 years

SEC Yields
	30 days ended
	3/31/05	9/30/04
Class A	2.93%	2.30%
Class B	2.12%	1.50%
Class C	2.17%	1.51%
Class I	3.62%	2.97%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio
Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.30%)
Five year	6.65%
Ten year	6.75%

Bond Portfolio
Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class B Shares
One year	(1.37%)
Five year	6.46%
Since inception	5.41%
(4/1/98)

Class C Shares
One year	1.71%
Five year	6.39%
Since inception	5.24%
(6/1/98)

Class I Shares
One year	4.22%
Five year	8.08%
Since inception	8.08%
(3/31/00)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

Bond Portfolio Statistics
March 31, 2005
Economic Sectors	% of Total Investments
Asset Backed Securities	8.3%
Banks	10.8%
Brokerages	2.9%
Equity Securities	2.5%
Financial Services	6.5%
Government Agency
Obligations	13.9%
Industrial	16.0%
Industrial - Finance	2.3%
Insurance	8.0%
Municipal Obligations	19.7%
Real Estate Investment
Trust	2.5%
Sovereign Obligations	0.3%
Transportation	2.5%
Utility	3.3%
Other	0.5%
Total	100.0%

Portfolio Management Discussion

Dan Boone
of Atlanta Capital Management Company

Performance

For the six-month reporting period ended March 31, 2005, Calvert Social Investment Fund Equity Portfolio Class A shares returned a solid 6.51%, slightly lagging our benchmark, the Standard & Poor's 500 Index, which returned 6.88% over the period.

Investment Climate

We have now had two years of recovery in a cyclical bull market following the sharp decline in stock prices experienced in the 2000-2003 bear market. The positive fundamentals of solid economic growth, rising corporate earnings, moderate inflation -- and some progress in the war on terror -- more than offset soaring energy prices and rising interest rates. Progress was uneven, however, and strength in the economy led to rising concerns over potential inflation increases and tighter monetary policy. These concerns caused a slowdown in the market during the early months of 2005.

Portfolio Strategy

Sector results

Results among sectors in the S&P 500 were uneven, as the two best sectors, by wide margins, were Integrated Oils (at 17.7%) and Other Energy (at 17.2%). As logically results from the nature of socially responsible portfolios, we were underweight to these two areas on a combined basis, and this underweight was a drag on performance. However, we more than made up the shortfall with the performance of two of our energy-related holdings, EOG Resources (Other Energy) and Questar (Utilities), which returned 48% and 30%, respectively, during the reporting period.

Stock-specific results

Many regard the current market environment as an opportune time for active managers to add value through superior stock selection. Favorable stock selection added about 1.00% to Portfolio performance in the reporting period, with positive results in six of the 11 economic sectors in which the Portfolio is invested. Stock selections were especially good in Other Energy and in the Financial Services sector, where we emphasized asset management stocks rather than traditional interest-rate-sensitive stocks. Health Care selections were mixed, with three 20%-plus gainers offset by three double-digit drags (including Merck and Pfizer, which slipped because of unfavorable news about side effects of their popular pain medicines). Our choices in Technology and Producer Durables lagged because of stock-specific issues.

The Portfolio continued to encounter headwinds related to our growth-biased style and high-quality growth philosophy. The growth style -- which may invest in companies with high share prices relative to their earnings or asset value in the pursuit of returns from growth in earnings -- modestly underperformed the value style1 -- which seeks companies whose share prices are low relative to their earnings or asset value in the pursuit of returns from revaluation of earnings and assets. Also, high-quality stocks modestly underperformed those of lower quality for the six months, though high quality staged a rebound toward the end of the period.2

As we have pointed out in previous reports, high-quality stocks historically experience significant outperformance when corporate earnings growth slows. There are now indications that this is indeed occurring, as growth in S&P 500 earnings-per-share will fall from 20% in 2004 to a more sustainable 8% to 10% in 2005. As a result, high-quality stocks with more consistent earnings characteristics have begun to outperform in recent months. Our belief is that investors will increasingly seek higher-quality investments over the next few years as concerns over inflation, interest rates, and deficits become more pronounced.

Outlook

We are cautious on the near-term outlook for stocks, as investors gauge how much interest rates may be raised by the Federal Reserve and what impact the increased rates may have on economic growth and profits. We expect these issues to be resolved favorably as we go through the year, and we look for further moderate gains over 2005.

We have now had 41 months of economic expansion, and we believe that this cycle may extend to eight-plus years. However, long expansions are often marked by mid-cycle adjustments. There may be uncertainty about the effect of the Fed's raising interest rates. And, solid momentum in the economy may be unsettling to the stock and bond markets, as strong economic news implies increased inflation pressure and further interest-rate hikes. However, this is an environment that generally causes investors to become increasingly risk-averse and quality-conscious. And this kind of environment favors our valuation-conscious, quality-focused style.

We have positioned the Portfolio to benefit from this transition phase in the economy by underweighting to Financial Services and other interest-rate-sensitive areas such as Telecommunications and Utilities. We are overweight to Health Care and Technology, which we believe are still growth sectors but which are clearly among the most unpopular groups in the market today. We are comfortable with this contrarian position, as we believe valuations are depressed and provide an attractive opportunity for future gain.

While we are cautious about the market over the next six months, an environment of Fed tightening and slower growth has historically been beneficial to high-quality growth investments. We expect our Portfolio companies to grow earnings faster than the S&P 500 stocks in 2005 and to grow significantly faster and with more consistency over the next five years. We believe these high-quality, growing, responsible companies should offer attractive returns over the second half of the decade. We appreciate your investment in the Portfolio.

April 2005

1 For the six-month period ended 3/31/05, the S&P/Barra Value Index returned 7.26% and the S&P/Barra Growth Index returned 6.49%, a difference of 0.77%

2 Standard & Poors defines rankings of A as high quality and A+ as highest quality, with the "quality universe" including any rankings of B+ or better. Any ranking of B or lower is low-quality.

Equity
Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	6.51%	5.18%
Class B	6.05%	4.28%
Class C	6.08%	4.34%
Class I	6.80%	5.75%
S&P 500 Index
Mthly. Reinvested	6.88%	6.69%
Lipper Multi-Cap
Core Funds Avg	7.59%	5.80%

Ten Largest Stock Holdings

	% of Net Assets
EOG Resources, Inc.	3.7%
Amgen, Inc.	3.1%
Pfizer, Inc.	3.1%
Air Products & Chemicals, Inc.	2.9%
Kohl's Corp.	2.9%
Illinois Tool Works, Inc.	2.9%
Cisco Systems, Inc.	2.9%
Walgreen Co.	2.7%
American Express Co.	2.7%
Medtronic, Inc.	2.6%
Total	29.5%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Equity
Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	0.18%
Five year	0.89%
Ten year	10.47%

Class B Shares
One year	(0.72%)
Five year	0.78%
Since inception	4.87%
(4/1/98)

Equity Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	3.34%
Five year	1.03%
Ten Year	9.94%

Class I Shares
One year	5.75%
Five year	2.37%
Since inception	6.24%
(11/1/99)

Asset Allocation

Stocks	97%
Cash & Cash Equivalents	2%
Notes	1%
100%

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Equity Portfolio Statistics
Economic Sectors % of Total Investments
Consumer Discretionary	16.9%
Consumer Staples	5.6%
Financial Services	17.5%
Health Care	17.8%
Materials & Processing	4.7%
Non Equity Securities	0.6%
Other	2.1%
Other Energy	3.7%
Producer Durables	13.0%
Technology	12.9%
U.S. Government Agency
Obligations	2.5%
Utilities	2.5%
Venture Capital	0.2%
Total	100.0%

Portfolio Management Discussion

Arlene Rockefeller
of SSgA Funds Management

Performance

Calvert Social Investment Fund Enhanced Equity Portfolio(R) Class A shares returned 5.53% during the six-month reporting period ended March 31, 2005. Despite this positive return, the Portfolio trailed its benchmark, the Russell 1000(R) Index (at 7.71%), largely because of a lower allocation to Energy relative to the benchmark and stock selection within the Technology sector.

Investment Climate

The overall U.S. equity market, as represented by the Russell 1000 Index, posted an impressive gain for the reporting period, though the entire rise occurred during the fourth quarter of 2004, when both political and economic news fueled higher stock prices. The market demonstrated relief that the U.S. election went fairly smoothly. In addition, GDP (gross domestic product) reports indicated that the U.S. economy was growing more strongly than the economies of most other developed nations around the world. This growth led to both healthy labor-force and profit growth during the quarter, which translated into generally higher corporate share prices.

However, market sentiment shifted during the first quarter of 2005, particularly because of concern that crude oil prices once again surged past $50 per barrel. In addition, the Federal Open Market Committee (FOMC) boosted short-term interest rates for the sixth time in nine months. The FOMC's raising rates has led to a flattening yield curve, as the difference, or "spread," between short- and long-term interest rates narrows. Often, a flattening yield curve is a harbinger of slower economic growth. Finally, the market appears to be prepared for a slowdown in profit growth in 2005, with few analysts expecting the pace of corporate profits to match the 15-20% growth rate we saw in 2004.

Portfolio Strategy

Sector performance

In the Russell 1000 Index, energy stocks returned more than 20% through the reporting period, boosted by surging oil and gas prices. Rising energy prices also helped propel gas-utility stocks to strong returns for the period. Because our Portfolio was underweight to stocks in these areas through the reporting period, sector allocations to these areas made a negative overall contribution to performance.

Stock-specific performance

Positive stock selection within Health Care was offset by weak selection in Technology, so that stock selection was an overall negative for Portfolio performance.

Our Portfolio strategy led to healthy positions in managed-care companies, a strong market segment. For example, Cigna returned roughly 28% during the reporting period, bolstered by solid premium pricing and rising enrollments. Wellpoint returned more than 40%, benefiting from these same trends as well as the completion of a successful merger with Anthem. A strong position in Johnson & Johnson, which returned over 20% during the reporting period, also helped the Portfolio. The company has been on a buying spree, completing the merger with Transform Pharmaceuticals while working to finalize its purchase of Guidant, and the market has largely applauded these moves.

Among Technology holdings, CommScope, Inc. was particularly detrimental to the Portfolio. That telecommunications firm traded sharply lower during October 2004 and subsequently disappointed investors with a weaker-than-expected earnings report in January 2005. As a result, the stock fell more than 30% during the reporting period. The Portfolio also lagged because of the surge in market interest in Apple Computer, to which we were underweighted.

Outlook

We continue to focus on higher-quality companies with high cash generation that have demonstrated a willingness to return value to shareholders. While these types of stocks have lagged the market over the past two years, we believe that in 2005 the market will once again reward them. We believe the market is likely to feel the effects of slowing profit growth in the coming year. Because we think the double-digit earnings growth of 2004 is unsustainable, we expect these higher-quality, high-performing companies to lead the market in 2005.

April 2005

Enhanced Equity
Portfolio Statistics
March 31, 2005
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/05	3/31/05
Class A	5.53%	4.42%
Class B	5.05%	3.48%
Class C	5.03%	3.53%
Class I**	5.53%	4.42%
Russell 1000
Index*	7.71%	7.24%
Lipper Large-Cap
Core Funds Avg.*	6.22%	4.04%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

Asset Allocation
Stocks	100%
Total	100%

** Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period March 31, 2004 through March 31, 2005.

Enhanced Equity
Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	(0.51%)
Five year	(3.23%)
Since inception	2.02%
(4/15/98)

Class B Shares
One year	(1.52%)
Five year	(3.50%)
Since inception	1.62%
(4/15/98)

Enhanced Equity
Portfolio Statistics
March 31, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	2.53%
Five year	(3.29%)
Since inception	2.20%
(6/1/98)

Class I Shares*
One year	4.42%
Five year	(2.07%)
Since inception	2.98%
(4/15/98)

PERFORMANCE COMPARISON

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: During the reporting period there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through March 31, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph.The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity
Portfolio Statistics
March 31, 2005
Ten Largest Stock Holdings

% of Net Assets
Johnson & Johnson	3.2%
Microsoft Corp.	3.2%
Pfizer, Inc.	3.1%
Bank of America Corp.	3.0%
International Business
Machines Corp	2.8%
Intel Corp.	2.7%
Time Warner, Inc.	2.1%
Dell, Inc.	2.0%
Wachovia Corp.	2.0%
JP Morgan Chase & Co.	1.9%
Total	26.0%

% of Total
Economic Sectors	Investments
Auto & Transportation	1.6%
Consumer Discretionary	14.5%
Consumer Staples	5.4%
Financial Services	26.6%
Health Care	14.5%
Materials & Processing	2.6%
Other	1.2%
Other Energy	5.4%
Producer Durables	4.9%
Technology	16.6%
Utilities	6.7%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2004 to March 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads)or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	10/1/04	3/31/05	10/1/04 - 3/31/05
Actual	$1,000.00	$1,007.00	$4.38
Hypothetical	$1,000.00	$1,020.57	$4.41
(5% return per
year before taxes)

*Expenses for Money Market are equal to the annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,049.50	$6.29
Hypothetical	$1,000.00	$1,018.79	$6.20
(5% return per
year before taxes)

Class B
Actual	$1,000.00	$1,044.20	$11.37
Hypothetical	$1,000.00	$1,013.81	$11.20
(5% return per
year before taxes)

Class C
Actual	$1,000.00	$1,044.40	$11.07
Hypothetical	$1,000.00	$1,014.10	$10.91
(5% return per
year before taxes)

Class I**
Actual	$1,000.00	$1,050.40	$3.68
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per
year before taxes)

*Expenses for Balanced are equal to the annualized expense ratios of 1.23%, 2.23%, 2.17% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

**Class I shares resumed upon shareholder investment on December 27, 2004. Therefore, there was a time during the reporting period when there were no shareholders in Class I. For purposes of reporting the total return, Class A performance at NAV is used during the period in which there were no shareholders in Class I. For purposes of this total return, the Class A performance at NAV was used during the period October 1, 2004, through December 27, 2004.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,022.10	$5.92
Hypothetical	$1,000.00	$1,019.07	$5.91
(5% return per
year before taxes)

Class B
Actual	$1,000.00	$1,016.80	$10.65
Hypothetical	$1,000.00	$1,014.37	$10.64
(5% return per
year before taxes)

Class C
Actual	$1,000.00	$1,017.00	$10.35
Hypothetical	$1,000.00	$1,014.67	$10.34
(5% return per
year before taxes)

Class I
Actual	$1,000.00	$1,024.70	$3.08
Hypothetical	$1,000.00	$1,021.89	$3.07
(5% return per
year before taxes)

*Expenses for Bond are equal to the annualized expense ratios of 1.17%, 2.12%, 2.06%, and 0.61% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,065.10	$6.45
Hypothetical	$1,000.00	$1,018.69	$6.30
(5% return per
year before taxes)

Class B
Actual	$1,000.00	$1,060.50	$10.80
Hypothetical	$1,000.00	$1,014.44	$10.56
(5% return per
year before taxes)

Class C
Actual	$1,000.00	$1,060.80	$10.41
Hypothetical	$1,000.00	$1,014.83	$10.18
(5% return per
year before taxes)

Class I
Actual	$1,000.00	$1,068.00	$3.54
Hypothetical	$1,000.00	$1,021.51	$3.46
(5% return per
year before taxes)

*Expenses for Equity are equal to the annualized expense ratios of 1.25%, 2.10%, 2.03%, and 0.69% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	10/1/04	3/31/05	10/1/04 - 3/31/05

Class A
Actual	$1,000.00	$1,055.30	$7.00
Hypothetical	$1,000.00	$1,018.12	$6.87
(5% return per
year before taxes)

Class B
Actual	$1,000.00	$1,050.50	$11.77
Hypothetical	$1,000.00	$1,013.46	$11.55
(5% return per
year before taxes)

Class C
Actual	$1,000.00	$1,051.00	$11.53
Hypothetical	$1,000.00	$1,013.69	$11.32
(5% return per
year before taxes)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.37%, 2.30%, and 2.25% for Class A, Class B, and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/365.

MONEY MARKET PORTFOLIO

Statement of Net Assets

March 31, 2005

U.S. Government Agencies	Principal
and Instrumentalities - 12.0%	Amount	Value
Federal Farm Credit Bank Discount Notes, 8/16/05	$1,000,000	$992,122
Federal Home Loan Bank:
1.40%, 4/1/05	2,500,000	2,500,000
1.30%, 4/11/05	2,500,000	2,500,000
1.30%, 4/27/05	5,000,000	5,000,000
1.56%, 5/13/05	1,000,000	1,000,000
1.55%, 5/23/05	1,000,000	1,000,000
1.70%, 12/30/05	1,000,000	989,478
Freddie Mac Discount Notes:
6/30/05	4,000,000	3,980,800
12/13/05	1,000,000	979,840

Total U.S. Government Agencies and Instrumentalities
(Cost $18,942,240)		18,942,240

Depository Receipts for U.S. Government
Guaranteed Loans - 1.5%
Colson Services Corporation Loan Sets:
4.344%, 7/26/10 (c)(h)(r)	100,731	100,766
4.25%, 1/22/11 (c)(h)(r)	116,710	116,703
4.50%, 3/23/12 (c)(h)(r)	109,991	110,270
4.375%, 5/29/12 (c)(h)(r)	482,420	482,413
4.25%, 8/10/12 (c)(h)(r)	1,159,238	1,165,210
4.00%, 9/2/12 (c)(h)(r)	401,498	403,159

Total Depository Receipts For U.S. Government
Guaranteed Loans (Cost $2,378,521)		2,378,521

Variable Rate Loans Guaranteed by Agencies
of the U.S. Government - 0.1%
Loan pools, 2.48%, 3/1/07 (h)(r)	109,078	109,078

Total Variable Rate Loans Guaranteed by Agencies of the
U.S. Government (Cost $109,078)		109,078

Certificates of Deposit - 0.6%
Bank of Cherokee County, 2.00%, 4/21/05 (k)	100,000	100,000
Broadway Federal Bank FSB, 1.90%, 9/15/05 (k)	100,000	100,000
Community Bank of the Bay, 2.18%, 10/7/05 (k)	100,000	100,000
Community Capital Bank, 2.60%, 1/20/06 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 1.75%, 12/18/05 (k)	100,000	100,000
Family Savings Bank, 1.50%, 8/20/05 (k)	100,000	100,000
Fleet National Bank, 1.49%, 4/25/05 (k)	100,000	100,000
One United Bank, 1.80%, 9/19/05 (k)	100,000	100,000
	Principal
Certificates of Deposit - Cont'd	Amount	Value
Seaway National Bank, 2.35%, 1/27/06 (k)	$100,000	$100,000
Self Help Credit Union, 2.19%, 7/14/05 (k)	100,000	100,000

Total Certificates of Deposit (Cost $1,000,000)		1,000,000

Taxable Variable Rate Demand Notes - 84.7%
550 West 14th Place Revenue, 2.91%, 2/1/29, LOC: Harris Trust (r)	3,510,000	3,510,000
Akron Hardware Consultants, Inc., 2.92%, 11/1/22, LOC:
FirstMerit Bank, C/LOC: FHLB (r)	1,535,000	1,535,000
Alabama State Incentives Financing Authority Revenue,
2.91%, 10/1/29, BPA: Wachovia Bank, AMBAC Insured (r)	4,100,000	4,100,000
American Healthcare Funding LLC:
2.85%, 5/1/27, LOC: Lasalle Bank (r)	1,000,000	1,000,000
2.85%, 3/1/29, LOC: Lasalle Bank (r)	3,239,000	3,239,000
Berks County Pennsylvania IDA Revenue, 2.98%,
6/1/15, LOC: Wachovia Bank (r)	1,675,000	1,675,000
Bloomington Minnesota MFH Revenue, 2.85%,
11/15/32, LOC: Fannie Mae (r)	5,195,000	5,195,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
2.96%, 6/1/21, LOC: Comercia Bank (r)	4,845,000	4,845,000
California State Pollution Control Financing Authority Revenue,
2.96%, 9/1/05, LOC: Wells Fargo Bank (r)	20,000	20,000
California Statewide Communities Development Authority
MFH Revenue, 3.00%, 7/1/27, LOC: Bank of the West,
C/LOC: CALSTRs (r)	80,000	80,000
California Statewide Communities Development Authority
Special Tax Revenue, 2.92%, 3/15/34, LOC: Fannie Mae (r)	3,050,000	3,050,000
Dunn Nursing Home, Inc., 2.91%, 2/1/24, LOC:
Peoples Bank & Trust, C/LOC: FHLB (r)	900,000	900,000
Enclave at Lynn Haven LLC, 2.85%, 10/1/29, LOC:
State Bank & Trust, C/LOC: FHLB (r)	3,595,000	3,595,000
Florida State Housing Finance Corp. MFH Revenue:
2.91%, 10/15/32, LOC: Fannie Mae (r)	2,345,000	2,345,000
2.91%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
Grove City Church of the Nazarene, 2.92%, 2/1/24, LOC:
National City Bank (r)	3,295,000	3,295,000
Heritage Funeral Services LLC, 3.00%, 2/1/18, LOC:
Old National Bank, C/LOC: Northern Trust Co. (r)	760,000	760,000
Holland Board of Public Works Home Building Co., 3.00%,
11/1/22, LOC: Wells Fargo Bank (r)	190,000	190,000
Jefferson County Kentucky Health Facilities Revenue, 2.96%, 12/1/25,
LOC: Republic Bank & Trust, C/LOC: FHLB (r)	2,665,000	2,665,000
Kaneville Road Joint Venture, Inc., 2.92%, 11/1/32, LOC:
First American Bank, C/LOC: FHLB (r)	2,590,000	2,590,000
Los Angeles California MFH Revenue, 2.92%, 12/15/34, LOC:
Fannie Mae (r)	3,200,000	3,200,000
Main & Walton, Inc., 2.85%, 9/1/26, LOC:
Waypoint Bank, C/LOC: FHLB (r)	4,085,000	4,085,000
Meriter Hospital, Inc., 2.90%, 12/1/16, LOC: U.S. Bank (r)	4,700,000	4,700,000
Milpitas California MFH Revenue, 2.90%, 8/15/33, LOC:
Fannie Mae (r)	2,500,000	2,500,000
	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Milwaukee Wisconsin Redevelopment Authority Revenue,
2.94%, 8/1/20, LOC: Marshall & Ilsley Bank (r)	$1,425,000	$1,425,000
Montgomery Alabama Special Care Facilities Financing Authority
Revenue, 2.86%, 7/1/17, LOC: Regions Bank (r)	395,000	395,000
Montgomery County Alabama Cancer Center LLC,
2.91%, 10/1/12, LOC: Wachovia Bank (r)	100,000	100,000
Montgomery County New York Industrial Development Board
Pollution Control Revenue, 3.01%, 5/1/25, LOC: FHLB (r)	1,875,000	1,875,000
Nevada State Housing Division Revenue, 2.85%, 4/15/35, LOC:
Fannie Mae (r)	1,535,000	1,535,000
Osprey Management Co. LLC, 2.90%, 6/1/27, LOC:
Wells Fargo Bank (r)	2,400,000	2,400,000
Peoploungers, Inc., 2.91%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	3,300,000	3,300,000
Portage Indiana Economic Development Revenue, 3.19%, 3/1/20,
LOC: FHLB (r)	1,110,000	1,110,000
Post Apartment Homes LP, 2.86%, 7/15/29, CA: Fannie Mae (r)	14,105,000	14,105,000
Racetrac Capital LLC, 2.89%, 9/1/20, LOC: Regions Bank (r)	5,400,000	5,400,000
San Joaquin Mariners Association LP, 2.99%, 7/1/29, LOC:
Credit Suisse First Boston Corp. (r)	1,250,000	1,250,000
San Marcos California Redevelopment Agency MFH Revenue,
2.91%, 5/1/35, LOC: Wells Fargo Bank (r)	2,300,000	2,300,000
Schenectady County New York IDA Revenue, 2.91%, 11/1/10,
LOC: Fleet National Bank (r)	4,015,000	4,015,000
Scottsboro Alabama Industrial Development Board Revenue,
2.85%, 10/1/10, LOC: Wachovia Bank (r)	910,000	910,000
Sea Island Co., 3.22%, 2/1/21, LOC: Columbus Bank & Trust (r)	2,105,000	2,105,000
Shawnee Kansas Private Activity Revenue, 2.90%, 12/1/12,
LOC: JP Morgan Chase Bank (r)	300,000	300,000
Shelby County Tennessee Health Educational and Housing Facilities
Board Revenue, 3.16%, 12/1/27, LOC: First Tennessee Bank (r)	1,600,000	1,600,000
Southeast Alabama Gas Distribution Revenue, 2.91%, 6/1/25,
BPA: AmSouth Bank, AMBAC Insured (r)	3,645,000	3,645,000
Southern Indiana Investments Company Two LLC, 2.91%,
10/15/26, LOC: Old National Bank, C/LOC: FHLB (r)	2,080,000	2,080,000
Southern Orthopaedic Properties, 2.91%, 10/1/21, LOC:
Columbus Bank & Trust (r)	1,700,000	1,700,000
St. Joseph County Indiana Economic Development Revenue:
Oak Apartments, 3.24%, 6/1/27, LOC: FHLB (r)	300,000	300,000
Western Manor, 3.24%, 6/1/27, LOC: FHLB (r)	175,000	175,000
St. Paul Minnesota Housing and Redevelopment Authority Revenue,
2.85%, 3/1/18, LOC: Dexia Credit Local (r)	1,530,000	1,530,000
St. Paul Minnesota Port Authority Revenue:
3.20%, 3/1/07, LOC: Dexia Credit Local (r)	145,000	145,000
3.00%, 3/1/21, LOC: Dexia Credit Local (r)	1,860,000	1,860,000
Suffolk County New York IDA Revenue, 2.84%, 12/15/07, LOC:
JP Morgan Chase Bank (r)	1,630,000	1,630,000
Tucson Arizona Airport Authority, Inc. Revenue, 2.87%, 11/1/18,
LOC: Bank of America (r)	1,680,000	1,680,000
Tyler Enterprises LLC, 2.91%, 10/1/22, LOC:
Peoples Bank & Trust, C/LOC: FHLB (r)	4,455,000	4,455,000
Washington State Housing Finance Commission MFH Revenue:
2.92%, 6/15/32, CA: Fannie Mae (r)	1,490,000	1,490,000
2.92%, 7/15/32, CA: Fannie Mae (r)	1,385,000	1,385,000
	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
2.92%, 7/15/34, LOC: Fannie Mae (r)	$310,000	$310,000
2.92%, 5/15/35, LOC: Fannie Mae (r)	785,000	785,000
2.91%, 5/1/37, LOC: Freddie Mac (r)	2,800,000	2,800,000
Washington State Housing Finance Commission Non Profit
Housing Revenue, 2.90%, 1/1/30, LOC: Wells Fargo Bank (r)	2,697,000	2,697,000

Total Taxable Variable Rate Demand Notes (Cost $134,266,000)		134,266,000

Taxable Municipal Obligations - 0.6%
Dallas Texas GO Bonds, 3.24%, 2/15/06	1,000,000	1,000,000

Total Taxable Municipal Obligations (Cost $1,000,000)		1,000,000

Total Investments (Cost $157,695,839) - 99.5%		157,695,839
Other assets and liabilities, net - 0.5%		838,028
Net Assets -- 100%		$158,533,867

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized,
158,640,397 shares outstanding		$158,596,050
Undistributed net investment income		7,875
Accumulated realized gain (loss) on investments		(70,058)

Net Assets		$158,533,867

Net Asset Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

Balanced Portfolio

Statement of Net Assets

March 31, 2005

Equity Securities - 61.2%	Shares	Value
Advertising Agencies - 0.3%
Ominicom Group, Inc.	20,600	$1,823,512

Air Transportation - 0.4%
Expeditors International Washington, Inc.	6,150	329,332
FedEx Corp.	18,600	1,747,470
		2,076,802

Auto Parts - After Market - 0.0%
Genuine Parts Co.	4,600	200,054

Auto Parts - Original Equipment - 0.2%
Autoliv, Inc.	27,800	1,324,670

Banks - New York City - 1.2%
Bank of New York Co., Inc.	68,600	1,992,830
J.P. Morgan Chase & Co.	139,588	4,829,745
		6,822,575

Banks - Outside New York City - 4.2%
Bank of America Corp.	167,900	7,404,390
BB&T Corp.	11,700	457,236
First Republic Capital Corp., Preferred (e)	500	525,000
First Tennessee Bank, Preferred (e)	500	500,156
KeyCorp Ltd.	26,900	872,905
M&T Bank Corp.	20,500	2,092,230
National City Corp.	5,900	197,650
North Fork Bancorp, Inc.	7,950	220,533
Northern Trust Corp.	8,800	382,272
US Bancorp	102,600	2,956,932
Wachovia Corp.	91,800	4,673,538
Wells Fargo & Co.	49,100	2,936,180
		23,219,022

Biotechnology - Research & Production - 1.1%
Allos Therapeutics *	171,271	352,818
Amgen, Inc.*	65,750	3,827,308
Invitrogen Corp.*	26,600	1,840,720
		6,020,846

Building Materials - 0.2%
Masco Corp.	31,200	1,081,704

Chemicals - 0.8%
Airgas, Inc.	54,400	1,299,616
Praxair, Inc.	48,800	2,335,568
Sigma-Aldrich Corp.	16,700	1,022,875
		4,658,059

Communications & Media - 0.9%
Time Warner, Inc.*	275,700	4,838,535

Equity Securities - Cont'd	Shares	Value
Communications Technology - 1.7%
Cisco Systems, Inc.*	259,856	$4,648,824
CommScope, Inc.*	84,300	1,261,128
Harris Corp.	50,400	1,645,560
Qualcomm, Inc.*	47,000	1,722,550
		9,278,062

Computer - Services, Software & Systems - 2.7%
Adobe Systems, Inc.	41,800	2,807,706
Citrix Systems, Inc.*	9,600	228,672
Compuware Corp.*	52,800	380,160
Intuit, Inc.*	7,500	328,275
Microsoft Corp.	374,700	9,056,499
QLogic Corp.*	6,500	263,250
Symantec Corp.*	25,800	550,314
Trizetto Group, Inc.*	16,100	149,891
Veritas Software Corp.*	50,400	1,170,288
		14,935,055

Computer Technology - 3.1%
Apple Computer, Inc.*	9,300	387,531
Dell, Inc.*	179,600	6,900,232
EMC Corp.*	66,400	818,048
Hewlett-Packard Co.	31,800	697,692
International Business Machines Corp.	85,600	7,822,128
Western Digital Corp.*	30,000	382,500
		17,008,131

Consumer Electronics - 0.7%
Electronic Arts, Inc.*	5,600	289,968
Harman International Industries, Inc.	1,900	168,074
Yahoo!, Inc.*	99,900	3,386,610
		3,844,652

Consumer Products - 1.6%
Alberto-Culver Co.	31,400	1,502,804
American Greetings Corp.	4,000	101,920
Gillette Co.	30,300	1,529,544
Kimberly-Clark Corp.	59,600	3,917,508
Toro Co.	17,600	1,557,600
		8,609,376

Containers & Packaging - Paper & Plastic - 0.1%
Sealed Air Corp.*	10,200	529,788

Cosmetics - 0.3%
Estee Lauder Co.'s, Inc.	32,500	1,461,850

Diversified Financial Services - 1.9%
American Express Co.	90,000	4,623,300
CIT Group, Inc.	5,600	212,800
Goldman Sachs Group, Inc.	27,200	2,991,728
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Roslyn Real Estate Asset Corp., Preferred	10	1,005,312
		10,813,140

Equity Securities - Cont'd	Shares	Value
Diversified Materials & Processing - 0.1%
American Standard Co.'s	9,000	$418,320

Diversified Production - 0.3%
Danaher Corp.	25,100	1,340,591
Dover Corp.	8,400	317,436
		1,658,027

Drug & Grocery Store Chains - 0.7%
Supervalu, Inc.	14,800	493,580
Walgreen Co.	80,100	3,558,042
		4,051,622

Drugs & Pharmaceuticals - 3.6%
Barr Pharmaceuticals, Inc.*	12,600	615,258
Cardinal Health, Inc.	26,100	1,456,380
Johnson & Johnson	140,000	9,402,400
Medimmune, Inc.*	19,854	472,724
Pfizer, Inc.	301,100	7,909,897
		19,856,659

Education Services - 0.3%
Apollo Group, Inc.*	21,700	1,607,102

Electronic Equipment & Components - 0.2%
Cooper Industries Ltd.	4,600	328,992
Molex, Inc.	26,900	709,084
		1,038,076

Electronics - 0.1%
Amphenol Corp.	11,250	416,700

Electronics - Medical Systems - 1.0%
Medtronic, Inc.	90,200	4,595,690
Varian Medical Systems, Inc.*	24,200	829,576
		5,425,266

Electronics - Semiconductors / Components - 1.9%
Analog Devices, Inc.	34,200	1,235,988
Atmel Corp.*	58,300	171,985
Evergreen Solar, Inc.*	99,000	699,930
Integrated Circuit Systems, Inc.*	9,100	173,992
Intel Corp.	288,700	6,706,501
Jabil Circuit, Inc.*	45,400	1,294,808
Texas Instruments, Inc.	19,200	489,408
		10,772,612

Energy Miscellaneous - 0.5%
Veritas DGC, Inc.*	90,300	2,705,388

Finance - Small Loan - 0.4%
SLM Corp.	46,400	2,312,576

Equity Securities - Cont'd	Shares	Value
Finance Companies - 0.3%
Capital One Financial Corp.	24,400	$1,824,388

Financial Data Processing Services - 1.3%
Automatic Data Processing, Inc.	85,900	3,861,205
CompuCredit Corp.*	13,900	370,018
Deluxe Corp.	6,750	269,055
First Data Corp.	55,600	2,185,636
Fiserv, Inc.*	3,100	123,380
SunGard Data Systems, Inc.*	4,300	148,350
		6,957,644

Financial Miscellaneous - 1.4%
AMBAC Financial Group, Inc.	5,300	396,175
Fannie Mae	37,200	2,025,540
Freddie Mac	8,500	537,200
H & R Block, Inc.	3,000	151,740
MBNA Corp.	132,100	3,243,055
MGIC Investment Corp.	9,900	610,533
Nationwide Financial Services, Inc.	5,900	211,810
Providian Financial Corp.*	38,600	662,376
		7,838,429

Foods - 2.0%
General Mills, Inc.	30,100	1,479,415
Hershey Foods Corp.	53,500	3,234,610
Kellogg Co.	95,600	4,136,612
McCormick & Co., Inc.	6,400	220,352
Sysco Corp.	61,000	2,183,800
		11,254,789

Forest Products - 0.2%
Weyerhaeuser Co.	17,900	1,226,150

Healthcare Facilities - 0.2%
DaVita, Inc.*	22,150	926,978
Health Management Associates, Inc.	14,000	366,520
		1,293,498

Healthcare Management Services - 0.4%
Caremark Rx, Inc.*	23,200	922,896
IMS Health, Inc.	48,200	1,175,598
		2,098,494

Healthcare Services - 1.6%
Express Scripts, Inc.*	8,000	697,520
Lincare Holdings, Inc.*	8,500	375,955
McKesson Corp.	41,700	1,574,175
WellPoint, Inc.*	51,300	6,430,455
		9,078,105

Home Building - 1.4%
DR Horton, Inc.	13,000	380,120
KB Home	3,500	411,110

Equity Securities - Cont'd	Shares	Value
Home Building - Cont'd
NVR, Inc.*	4,600	$3,611,000
Pulte Homes, Inc.	44,900	3,305,987
		7,708,217

Household Equipment & Products - 0.6%
Black & Decker Corp.	39,800	3,143,802

Identification Control & Filter Devices - 0.2%
Donaldson Co., Inc.	8,625	278,415
Parker Hannifin Corp.	13,000	791,960
Waters Corp.*	3,700	132,423
		1,202,798

Insurance - Life - 1.1%
Conseco, Inc., Preferred	80,500	2,133,250
Conseco, Inc., Warrants (strike price $27.60/share, expires 9/10/08)*	3,161	8,851
Jefferson-Pilot Corp.	5,600	274,680
Phoenix Co.'s, Inc.	14,200	181,476
Principal Financial Group	54,400	2,093,856
Prudential Financial, Inc.	20,700	1,188,180
		5,880,293

Insurance - Multi-Line - 1.5%
Aflac, Inc.	72,300	2,693,898
Arthur J. Gallagher & Co.	8,500	244,800
Cigna Corp.	42,700	3,813,110
Hartford Financial Services, Inc.	9,300	637,608
Lincoln National Corp.	12,400	559,736
Safeco Corp.	3,400	165,614
		8,114,766

Insurance - Property & Casualty - 0.7%
21st Century Insurance Group	13,900	193,905
Chubb Corp.	21,300	1,688,451
Commerce Group, Inc.	22,600	1,400,748
Progressive Corp.	8,700	798,312
		4,081,416

Investment Management Companies - 0.0%
SEI Investments Co.	7,100	256,736

Machinery - Construction & Handling - 0.3%
Terex Corp.*	35,200	1,524,160

Machinery - Industrial / Specialty - 0.8%
Illinois Tool Works, Inc.	44,900	4,019,897
Nordson Corp.	4,000	147,280
		4,167,177

Machinery - Oil Well Equipment & Services - 0.3%
Cal Dive International, Inc.*	1,300	58,890
Smith International, Inc.	28,700	1,800,351
		1,859,241

Equity Securities - Cont'd	Shares	Value
Machinery - Specialty - 0.1%
Graco, Inc.	10,100	$407,636

Medical & Dental - Instruments & Supplies - 0.8%
Beckman Coulter, Inc.	4,000	265,800
Becton Dickinson & Co.	49,000	2,862,580
Cytyc Corp.*	11,000	253,110
Dentsply International, Inc.	5,100	277,491
St. Jude Medical, Inc.*	3,800	136,800
Stryker Corp.	16,100	718,221
		4,514,002

Medical Services - 0.0%
Coventry Health Care, Inc.*	3,850	262,339

Multi-Sector Companies - 0.8%
3M Co.	54,100	4,635,829

Office Furniture & Business Equipment - 0.3%
Lexmark International, Inc.*	10,400	831,688
Pitney Bowes, Inc.	3,100	139,872
Xerox Corp.*	29,400	445,410
		1,416,970

Oil - Crude Producers - 2.4%
Cimarex Energy Co.*	16,100	627,900
EOG Resources, Inc.	134,900	6,575,026
Pioneer Natural Resources Co.	30,300	1,294,416
XTO Energy, Inc.	143,476	4,711,752
		13,209,094

Photography - 0.3%
Eastman Kodak Co.	49,600	1,614,480

Pollution Control & Environmental Services - 0.0%
Headwaters, Inc.*	4,300	141,126

Publishing - Miscellaneous - 0.4%
McGraw-Hill Co.'s, Inc.	24,800	2,163,800

Publishing - Newspapers - 0.0%
New York Times Co.	5,300	193,874

Radio & Television Broadcasters - 0.0%
Cox Radio, Inc.*	5,400	90,774

Real Estate Investment Trust - 0.2%
Equity Office Properties Trust	33,700	1,015,381

Recreational Vehicles & Boats - 0.3%
Harley-Davidson, Inc.	30,200	1,744,352

Restaurants - 0.1%
CKE Restaurants, Inc.*	43,500	689,475

Equity Securities - Cont'd	Shares	Value
Retail - 3.6%
Bed Bath & Beyond, Inc.*	47,300	$1,728,342
Best Buy Co., Inc.	5,600	302,456
Costco Wholesale Corp.	26,300	1,161,934
Dollar General Corp.	5,600	122,696
Dollar Tree Stores, Inc.*	7,100	203,983
Gaiam, Inc.*	12,500	69,250
Gap, Inc.	93,700	2,046,408
Home Depot, Inc.	125,350	4,793,384
Linens 'N Things, Inc.*	11,000	273,130
Lowe's Co.'s, Inc.	57,700	3,294,093
Nordstrom, Inc.	24,400	1,351,272
Ross Stores, Inc.	10,100	294,314
ShopKo Stores, Inc.*	9,300	206,646
Staples, Inc.	51,600	1,621,788
Target Corp.	50,500	2,526,010
		19,995,706

Savings & Loans - 0.4%
Washington Mutual, Inc.	55,900	2,208,050

Securities Brokers & Services - 0.5%
Charles Schwab Corp.	8,700	91,437
Franklin Resources, Inc.	31,400	2,155,610
Legg Mason, Inc.	4,500	351,630
		2,598,677

Services - Commercial - 0.1%
Manpower, Inc.	8,500	369,920

Shoes - 0.1%
Timberland Co.*	10,500	744,765

Soaps & Household Chemicals - 1.2%
Colgate-Palmolive Co.	3,700	193,029
Procter & Gamble Co.	118,800	6,296,400
		6,489,429

Transportation Miscellaneous - 0.1%
United Parcel Service, Inc., Class B	8,700	632,838

Utilities - Cable, Television, & Radio - 0.1%
Comcast Corp.*	11,600	391,848
Comcast Corp., Special Class A*	5,000	167,000
		558,848

Utilities - Electrical - 0.6%
Black Hills Corp.	1,200	39,684
Cleco Corp.	34,000	724,200
Hawaiian Electric Industries, Inc.	8,700	222,024
IDACORP, Inc.	20,400	578,748
NiSource, Inc.	19,500	444,405
OGE Energy Corp.	33,700	908,215
Sierra Pacific Resources Corp.*	19,800	212,850
Unisource Energy Corp.	8,700	269,439
		3,399,565

Equity Securities - Cont'd	Shares	Value
Utilities - Gas Distribution - 1.2%
Energen Corp.	13,000	$865,800
Kinder Morgan, Inc.	41,700	3,156,690
Oneok, Inc.	88,200	2,718,324
		6,740,814

Utilities - Gas Pipelines - 0.1%
Equitable Resources, Inc.	4,900	281,456

Utilities - Telecommunications - 1.8%
Bellsouth Corp.	206,100	5,418,369
Manitoba Telecom Services, Inc.	9,310	356,268
Nextel Communications, Inc.*	9,000	255,780
SBC Communications, Inc.	164,300	3,892,267
		9,922,684

Venture Capital - 0.9%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	190,477
Series C Preferred (b)(i)*	124,615	124,615
CFBanc Corp. (b)(i)*	27,000	374,806
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	1,006,060	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	609,082	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
Community Bank of the Bay (b)(i)*	4,000	94,042
Community Growth Fund	1,498,306	966,793
Distributed Energy Systems Corp:
Common Stock*	21,000	71,400
Warrants (strike price $2.80/share, expires 12/17/06)*	2,203	1,322
Contingent Deferred Distribution:
Cash Tranche 2 (b)(i)*	11,022	9,262
Stock Tranche 2 (b)(i)*	146	388

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
Frans Health Helpings, Series B Convertible Preferred (b)(i)*	505,051	$1
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Series A Preferred (b)(i)*	69,033	100,597
Series A Preferred, Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	161,759
Series B Preferred, Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,025	-
Hayes Medical, Inc. (b)(i)*	1,666,665	245,098
Inflabloc Pharmaceuticals, Inc. (b)(i)*	625	1
Neighborhood Bancorp (b)(i)*	10,000	164,513
Pharmadigm, Inc. (b)(i)*	568	-
Plethora Technology, Inc., Warrants:
(strike price $0.01/share, expires 6/17/13) (b)(i)*	30,000	47,100
(strike price $0.01/share, expires 2/9/14) (b)(i)*	18,000	28,260
ProFund International SA.:
Common (b)(i)*	7,500	-
Preferred (b)(i)*	314,300	121,030
Seventh Generation, Inc. (b)(i)*	200,295	1,217,970
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	44,699	68,314
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Warrants (strike price $1.53/share,
expires 10/20/05) (b)(i)*	32,726	-
Wellspring International, Inc.:
Series A Preferred (b)(i)*	129,032	-
Series B Preferred (b)(i)*	108,267	-
Series C Preferred (b)(i)*	277,778	-
Series D Preferred (b)(i)*	380,953	-
Series E Preferred (b)(i)*	1,084,840	1
Warrants (strike price $0.01/share, exp. 8/15/12) (b)(i)*	23,148	-
Warrants (strike price $0.01/share, exp. 12/24/13) (b)(i)*	190,477	-
Warrants (strike price $0.01/share, exp. 2/10/14) (b)(i)*	42,295	-
Wild Planet Toys, Inc.:
Series B Preferred (b)(i)*	476,190	714,285
Series E Preferred (b)(i)*	129,089	193,633
Wind Harvest Co., Inc. Series A Preferred (b)(i)*	8,696	1
		4,926,718

Total Equity Securities (Cost $291,918,926)		339,286,886

	Adjusted
Limited Partnership Interest - 0.5%	Basis
Angels With Attitude I LLC (a)(b)(i)*	$200,000	149,442
Coastal Venture Partners (b)(i)*	186,494	107,817
Common Capital (b)(i)*	312,428	231,979
Environmental Private Equity Fund II (b)(i)*	29,089	51,072
First Analysis Private Equity Fund IV (b)(i)*	321,984	304,149
GEEMF Partners (a)(b)(i)*	185,003	151,224
Global Environment Emerging Markets Fund (b)(i)*	814,997	371,541
Hambrecht & Quist Environmental Technology Fund (b)(i)*	254,513	37,889
	Adjusted
Limited Partnership Interest - Cont'd	Basis	Value
Infrastructure and Environmental Private Equity Fund III (b)(i)*	$712,063	$343,194
Labrador Ventures III (b)(i)*	370,293	99,534
Labrador Ventures IV (b)(i)*	726,683	223,569
Liberty Environmental Partners (a)(b)(i)*	256,090	--
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	100,000	78,553
Poland Partners (b)(i)*	105,505	191,879
Solstice Capital (b)(i)*	260,526	229,626
Ukraine Fund (b)(i)*	43,056	15,804
Utah Ventures (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,058	15,695

Total Limited Partnership Interest (Cost $6,452,363)		2,602,968

	Principal
Corporate Bonds - 25.8%	Amount
ACLC Business Loan Receivables Trust:
7.585%, 1/15/21 (e)	$62,211	62,261
8.745%, 1/15/21 (e)	999,938	832,136
3.46%, 10/15/21 (e)(r)	854,305	806,517
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,101,400
APL Ltd., 8.00%, 1/15/24	550,000	584,375
ASIF Global Financing Corp., 3.30%, 3/14/06 (e)(r)	5,000,000	5,000,700
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	5,250,000	3,228,750
Atmos Energy Corp., 3.035%, 10/15/07 (r)	2,000,000	1,999,480
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	750,000	855,263
Banco Santander Chile, 3.31%, 12/9/09 (e)(r)	1,500,000	1,499,550
Bank One Issuance Trust, 2.86%, 10/15/08 (r)	3,000,000	3,000,989
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	2,000,000	2,180,600
BF Saul (REIT), 7.50%, 3/1/14	2,000,000	2,070,000
Belvoir Land LLC, 5.03%, 12/15/25	1,500,000	1,441,605
Brascan Corp., 7.125%, 6/15/12	1,160,000	1,288,980
Camp Pendleton and Quantico Military Housing LLC,
5.937%, 10/1/43 (e)	1,500,000	1,568,940
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,962,950
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	516,875
CIT Group, Inc., 2.85%, 8/18/06 (r)	5,000,000	4,998,150
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/06 (b)(i)	297,877	223,408
Convertible Notes II, 10.00%, 8/31/06 (b)(i)	32,500	24,375
Convertible Notes III, 10.00%, 8/31/06 (b)(i)	25,000	25,000
Convertible Notes IV, 10.00%, 8/31/06 (b)(i)	25,000	25,000
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,889,788	1,954,539
Franchise Loan Trust Certificates, Interest only,
0.9408%, 8/18/16 (e)(r)	6,676,164	280,532
Continental Airlines, Inc., 3.85%, 12/6/07 (r)	2,500,000	2,520,875
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,460,963
Delta Air Lines, Inc., 3.45%, 1/25/08 (r)	2,584,936	2,588,452
Deluxe Corp., 5.125%, 10/1/14	500,000	473,965
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,156,250
Duke Realty LP, 3.31%, 12/22/06 (r)	2,000,000	1,999,680

	Principal
Corporate Bonds - Cont'd	Amount	Value
E*Trade Financial Corp., 8.00%, 6/15/11	$1,000,000	$1,040,000
Evangelical Lutheran Good Samaritan Society Fund,
6.78%, 11/1/05	3,000,000	3,052,569
FedEx Corp., 2.84%, 4/1/05 (r)	5,000,000	5,000,000
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,418,858	1,257,165
Global Signal.:
Trust I, 3.711%, 1/15/34 (e)	1,445,441	1,412,015
Trust II, 4.232%, 12/15/14 (e)	500,000	487,515
Goldman Sachs Group, Inc.:
3.12%, 3/2/10 (r)	1,300,000	1,298,375
2.99%, 10/7/11 (r)	2,500,000	2,499,925
Greater Bay Bancorp, 5.25%, 3/31/08	700,000	692,622
HBOS Treasury Services PLC, 3.80%, 1/30/08 (e)	1,500,000	1,477,830
Hudson United Bancorp, 8.20%, 9/15/06	1,000,000	1,040,000
Huntington Bancshares, Inc., 3.14%, 12/1/05 (r)	1,000,000	1,000,897
JP Morgan Chase Capital XV, 5.875%, 3/15/35	1,500,000	1,454,640
KDM Development Corp., 2.41%, 12/31/07 (b)(i)	746,900	697,210
Kimco Realty Corp., 2.943%, 8/1/06 (r)	1,500,000	1,501,088
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,425,405
Leucadia National Corp.:
7.00%, 8/15/13	1,120,000	1,118,600
3.75%, 4/15/14 (e)	500,000	491,800
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	36,040
8.30%, 12/1/37 (e)(m)*	6,130,000	130,262
8.45%, 12/1/97 (e)(m)*	2,560,000	54,400
Masco Corp., 3.21%, 3/9/07 (e)(r)	3,500,000	3,506,331
Meridian Funding Co. LLC:
3.13%, 4/15/09 (e)(r)	1,092,344	1,092,627
3.15%, 10/15/14 (e)(r)	3,000,000	2,999,118
New York State Community Statutory Trust II,
6.375%, 12/28/31 (e)(r)	500,000	502,500
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,879,400
NYMAGIC, Inc., 6.50%, 3/15/14	750,000	725,338
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	1,000,000	994,550
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	516,185
Plethora Technology, 8.00%, 12/18/05 (b)(i)	400,000	400,000
Preferred Term Securities IX Ltd., 3.299%, 4/3/33 (e)(r)	1,000,000	1,013,270
Premium Asset Trust, 2.86%, 10/8/09 (e)(r)	5,000,000	4,998,605
PRICOA Global Funding I, 3.02%, 3/2/07 (e)(r)	2,000,000	2,001,226
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,165,670
RBS Capital Trust I, 3.893%, 9/29/49 (r)	2,150,000	2,189,302
Scottish Power Plc, 4.91%, 3/15/10	3,000,000	3,003,960
Skandinaviska Enskilda Banken AB, 5.471%, 3/29/49 (e)	1,000,000	1,000,342
Small Business Administration, 5.038%, 3/10/15	1,000,000	1,001,813
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26(e)	3,000,000	3,160,080
Southwest Airlines, Co., 5.125%, 3/1/17	1,000,000	940,160
Sovereign Bancorp, Inc., 3.203%, 8/25/06 (r)	2,000,000	1,999,280
Sovereign Bank, 4.00%, 2/1/08	2,000,000	1,976,106
Sovereign Bank Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	468,765	729,717
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (e)	1,000,000	303,280

	Principal
Corporate Bonds - Cont'd	Amount	Value
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	$1,215,000	$1,203,214
Toll Road Investors Partnership II LP Zero Coupon Bonds:
2/15/13 (e)	8,000,000	5,243,824
2/15/14 (e)	5,000,000	3,105,935
United Energy Ltd., 6.00%, 11/1/05 (e)	1,000,000	1,010,260
VW Credit, Inc., 2.93%, 7/21/05 (e)(r)	3,500,000	3,500,164
Washington Mutual, Inc., 3.19%, 3/20/08 (r)	3,000,000	2,998,140
Westfield Capital Corp Ltd., 3.05%, 11/2/07 (e)(r)	3,000,000	3,005,169
William Street Funding Corp., 2.993%, 4/23/06 (e)(r)	4,000,000	4,002,968

Total Corporate Bonds (Cost $150,977,104)		143,069,452

U.S. Government Agencies and Instrumentalities - 4.2%
Federal Home Loan Bank:
3.65%, 3/28/07	2,000,000	1,987,178
2.10%, 4/30/07	3,000,000	2,985,390
Federal Home Loan Bank Discount Notes, 4/1/05	13,200,000	13,200,000
Freddie Mac, 4.15%, 3/24/08	2,000,000	1,986,220
Freddie Mac Multifamily VRDN Certificates, 2.43%, 1/15/47 (r)	2,098,715	2,098,715
Kingdom of Jordan, Guaranteed by the United States
Agency of International Development, 8.75%, 9/1/19	1,121,773	1,380,106

Total U.S. Government Agencies
and Instrumentalities (Cost $23,598,931)		23,637,609

Municipal Obligations - 1.7%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)	3,750,000	1,639,575
Rome Georgia MFH Revenue VRDN, 2.48%, 7/1/34 (r)	7,650,000	7,650,000

Total Municipal Obligations (Cost $11,429,623)		9,289,575

Taxable Municipal Obligations - 4.2%
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/27	7,000,000	1,998,290
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.30%, 1/1/20	1,000,000	993,870
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	2,000,000	1,069,700
Howell Township New Jersey School District Go Bonds,
5.10%, 7/15/17	1,505,000	1,481,943
Indiana State Bond Bank Revenue Bonds:
5.12%, 1/15/17	1,685,000	1,648,419
5.27%, 1/15/18	1,000,000	991,660
Indianapolis Indiana Local Public Improvement Bond Bank
Revenue Bonds, 5.09%, 7/15/18	1,500,000	1,475,715
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,489,905

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 4.60%, 7/1/10	$840,000	$827,442
New Jersey State Economic Development Authority Revenue Bonds,
Zero Coupon, 2/15/17	9,415,000	5,061,881
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/06	2,000,000	1,903,100
Pembroke Pines Florida Communications Services Tax Revenue Bonds,
4.75%, 10/1/19	1,000,000	947,740
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	725,250
3.90%, 12/1/09	1,150,000	1,116,949
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	1,747,000	1,849,357

Total Taxable Municipal Obligations (Cost $23,059,215)		23,581,221

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes, 2.17%, 7/1/07 (b)(i)(r)	5,016,666	4,956,215

Total High Social Impact Investments (Cost $5,016,666)		4,956,215

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 1.50%, 11/30/05 (b)(k)	50,000	49,940
Blackfeet National Bank, 1.75%, 11/13/05 (b)(k)	92,000	91,871
First American Credit Union, 2.60%, 12/23/05 (b)(k)	92,000	91,807
Mission Area Federal Credit Union, 1.50%, 11/18/05 (b)(k)	50,000	49,940
ShoreBank & Trust Co., 2.55%, 12/6/05 (b)(k)	100,000	99,790

Total Certificates of Deposit (Cost $384,000)		383,348

TOTAL INVESTMENTS (Cost $512,836,828) - 98.6%		546,807,274
Other assets and liabilities, net - 1.4%		7,899,577
Net Assets -- 100%		$554,706,851

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 18,494,641 shares outstanding		$516,873,920
Class B: 995,164 shares outstanding		29,396,896
Class C: 898,452 shares outstanding		26,198,355
Class I: 36,574 shares outstanding		1,004,634
Undistributed net investment income		192,544
Accumulated net realized gain (loss) on investments		(53,067,450)
Net unrealized appreciation (depreciation) on investments		34,107,952

Net Assets		$554,706,851

Net Asset Value Per Share
Class A (based on net assets of $502,825,273)		$27.19
Class B (based on net assets of $26,858,566)		$26.99
Class C (based on net assets of $24,023,644)		$26.74
Class I (based on net assets of $999,368)		$27.32

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	61	06/05	$6,793,875	$42,739
5 Year U.S. Treasury Notes	13	06/05	1,392,219	8,458
10 Year U.S. Treasury Notes	110	06/05	12,019,219	86,330
Total Purchased				$137,527

See notes to statements of net assets and notes to financial statements.

Bond Portfolio

Statement of Net Assets

March, 31 2005

	Principal
Corporate Bonds - 63.6%	Amount	Value
ACLC Business Loan Receivables Trust:
7.585%, 1/15/21 (e)	$62,211	$62,261
8.745%, 1/15/21 (e)	999,938	832,136
3.46%, 10/15/21 (e)(r)	854,305	806,517
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	2,000,000	2,101,400
APL Ltd., 8.00%, 1/15/24	275,000	292,187
ASIF Global Financing Corp., 3.25%, 3/14/08 (e)(r)	5,000,000	5,000,700
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	3,500,000	2,152,500
Atmos Energy Corp., 3.035%, 10/15/07 (r)	2,000,000	1,999,480
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	570,175
Banco Santander Chile, 3.31%, 12/9/09 (e)(r)	1,500,000	1,499,550
Bank One Issuance Trust, 2.86%, 10/15/08 (r)	3,000,000	3,000,988
Bayview Research Center Lease Finance Trust, 6.33%, 1/15/37 (e)	2,000,000	2,180,600
Belvoir Land LLC, 5.03%, 12/15/25	1,000,000	961,070
BF Saul (REIT), 7.50%, 3/1/14	2,000,000	2,070,000
Brascan Corp., 7.125%, 6/15/12	1,160,000	1,288,980
Camp Pendleton and Quantico Military Housing LLC,
5.937%, 10/1/43 (e)	1,500,000	1,568,940
Cascade Christian Schools, 7.65%, 12/1/09	677,000	701,101
Chase Funding Mortgage Loan, 4.045%, 5/25/33	5,000,000	4,962,950
Chevy Chase Bank FSB, 6.875%, 12/1/13	500,000	516,875
CIT Group, Inc., 2.85%, 8/18/06 (r)	5,000,000	4,998,150
CNL Funding, Inc.:
7.721%, 8/25/09 (e)	1,396,800	1,444,660
Franchise Loan Trust Certificates, Interest only, 0.9408%,
8/18/16 (e)(r)	6,676,164	280,532
Continental Airlines, Inc., 3.85%, 12/6/07 (r)	2,000,000	2,016,700
Continental Cablevision, Inc., 8.875%, 9/15/05	1,000,000	1,022,770
Convergys Corp., 4.875%, 12/15/09	1,500,000	1,460,963
Delta Air Lines, Inc., 3.45%, 1/25/08 (r)	2,584,936	2,588,452
Deluxe Corp., 5.125%, 10/1/14	500,000	473,965
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,156,250
Duke Realty LP, 3.31%, 12/22/06 (r)	2,000,000	1,999,680
E*Trade Financial Corp., 8.00%, 6/15/11	500,000	520,000
FedEx Corp., 2.84%, 4/1/05 (r)	5,000,000	5,000,000
First Republic Bank, 7.75%, 9/15/12	870,000	955,495
FMAC Loan Receivables Trust, 6.66%, 1/15/12 (e)	1,418,858	1,257,165
Global Signal Trust I, 3.711%, 1/15/34 (e)	1,445,441	1,412,015
Global Signal Trust II, 4.232%, 12/15/14 (e)	1,000,000	975,029
Goldman Sachs Group, Inc.:
3.12%, 3/2/10 (r)	1,750,000	1,747,813
2.99%, 10/7/11 (r)	2,500,000	2,499,925
Greater Bay Bancorp, 5.25%, 3/31/08	700,000	692,622
HBOS Treasury Services PLC, 3.80%, 1/30/08 (e)	2,000,000	1,970,440
Hudson United Bancorp, 8.20%, 9/15/06	2,000,000	2,080,000
Huntington Bancshares, Inc., 3.14%, 12/1/05 (r)	1,000,000	1,000,897

	Principal
Corporate Bonds - Cont'd	Amount	Value
Interpool Capital Trust, 9.875%, 2/15/27	$1,620,000	$1,660,500
Irwin Land LLC, 4.51%, 12/15/15	2,480,000	2,411,676
JP Morgan Chase Capital XV, 5.875%, 3/15/35	2,000,000	1,939,520
Kimco Realty Corp., 2.943%, 8/1/06 (r)	1,500,000	1,501,087
Kinder Morgan Energy Partners LP, 5.80%, 3/15/35	1,500,000	1,425,405
Leucadia National Corp.:
7.00%, 8/15/13	1,320,000	1,318,350
3.75%, 4/15/14 (e)	500,000	491,800
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	62,518
8.30%, 12/1/37 (e)(m)*	3,500,000	74,375
Masco Corp., 3.21%, 3/9/07 (e)(r)	4,500,000	4,508,140
Meridian Funding Co. LLC:
3.13%, 4/15/09 (e)(r)	1,092,344	1,092,627
3.15%, 10/15/14 (e)(r)	5,000,000	4,998,530
NYMAGIC, Inc., 6.50%, 3/15/14	750,000	725,338
Pacific Pilot Funding Ltd., 3.039%, 10/20/16 (e)(r)	1,000,000	994,550
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	516,185
Preferred Term Securities IX Ltd., 3.299%, 4/3/33 (e)(r)	1,000,000	1,013,270
Premium Asset Trust, 2.86%, 10/8/09 (e)(r)	5,000,000	4,998,605
PRICOA Global Funding I, 3.02%, 3/2/07 (e)(r)	3,000,000	3,001,839
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,000,000	1,165,670
RBS Capital Trust I, 3.893%, 9/29/49 (r)	2,500,000	2,545,700
Scottish Power plc, 4.91%, 3/15/10	3,000,000	3,003,960
Skandinaviska Enskilda Banken AB, 5.471%, 3/29/49 (e)	1,000,000	1,000,342
Small Business Administration, 5.038%, 3/10/15	1,000,000	1,001,813
Sociedad Concesionaria Autopista Central SA, 6.223%, 12/15/26 (e)	3,000,000	3,160,080
Southwest Airlines, Co., 5.125%, 3/1/17	1,000,000	940,160
Sovereign Bancorp, Inc., 3.203%, 8/25/06 (r)	2,000,000	1,999,280
Sovereign Bank:
4.00%, 2/1/08	2,500,000	2,470,132
Lease Pass-Through Trust, 12.18%, 6/30/20 (e)	645,545	1,004,907
SPARCS Trust 99-1, Step Coupon, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (e)	1,000,000	303,280
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	1,620,000	1,604,286
TIERS Trust, 8.45%, 12/1/17 (n)*	439,239	6,589
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/06 (e)	2,500,000	2,410,435
2/15/10 (e)	3,000,000	2,357,934
2/15/13 (e)	1,000,000	655,478
2/15/14 (e)	2,000,000	1,242,374
2/15/45 (e)	39,750,000	4,664,414
United Dominion Realty Trust, Inc., 7.73%, 4/5/05	200,000	200,024
United Energy Ltd., 6.00%, 11/1/05 (e)	1,000,000	1,010,260
VW Credit, Inc., 2.93%, 7/21/05 (e)(r)	3,500,000	3,500,164
Washington Mutual, Inc., 3.2%, 3/20/08 (r)	5,000,000	4,996,900
Westfield Capital Corp Ltd., 3.05%, 11/2/07 (e)(r)	3,000,000	3,005,169
William Street Funding Corp., 2.993%, 4/23/06 (e)(r)	4,000,000	4,002,968

Total Corporate Bonds (Cost $154,713,745)		151,108,567

	Principal
Taxable Municipal Obligations - 17.7%	Amount	Value
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon:
10/1/06	$2,290,000	$2,151,180
10/1/27	7,000,000	1,998,290
California Statewide Communities Development Authority
Revenue Bonds, Zero Coupon:
6/1/10	1,415,000	1,111,426
6/1/12	1,530,000	1,069,669
6/1/13	1,585,000	1,043,453
6/1/14	1,645,000	1,022,861
Chicago Illinois O'Hare International Airport Revenue Bonds,
5.30%, 1/1/20	1,250,000	1,242,337
Denver Colorado City and County COPs, Zero Coupon, 12/15/16	3,000,000	1,604,550
Fairfield California Pension Obligation Revenue Bonds,
5.22%, 6/1/20	845,000	830,179
Howell Township New Jersey School District GO Bonds,
5.20%, 7/15/18	1,585,000	1,560,987
Indiana State Bond Bank Revenue Bonds:
6.20%, 1/15/15	900,000	958,779
5.27%, 1/15/18	1,000,000	991,660
5.32%, 1/15/19	1,865,000	1,846,891
Indianapolis Indiana Local Public Improvement Bond Bank
Revenue Bonds, 5.05%, 1/15/18	2,000,000	1,961,100
Long Beach California Bond Finance Authority Revenue Bonds,
4.90%, 8/1/17	1,715,000	1,650,345
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	972,299
Missouri Higher Education Loan Authority Revenue VRDNs,
2.85%, 9/1/43 (r)	3,500,000	3,500,000
New Jersey State Economic Development Authority
Revenue Bonds, Zero Coupon, 2/15/17	8,750,000	4,704,350
Oklahoma City Oklahoma Airport Trust Revenue Bonds,
5.05%, 10/1/11	1,455,000	1,466,378
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/06	2,000,000	1,903,100
6/30/18	1,195,000	584,558
Pembroke Pines Florida Communications Services Tax Revenue
Bonds, 4.75%, 10/1/19	1,000,000	947,740
San Francisco City and County California Redevelopment
Financing Authority Revenue Bonds, 5.00%, 8/1/07	980,000	998,071
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.20%, 12/1/07	1,295,000	1,263,363
4.20%, 12/1/10	1,235,000	1,208,250
South Carolina State Student Loan Corp. Revenue VRDNs,
2.70%, 6/1/34 (r)	1,900,000	1,900,000
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	1,534,000	1,623,877

Total Taxable Municipal Obligations (Cost $41,581,967)		42,115,693

U.S. Government Agencies	Principal
and Instrumentalities - 12.5%	Amount	Value
Federal Home Loan Bank:
3.65%, 3/28/07	$3,000,000	$2,980,767
2.10%, 4/30/07	4,000,000	3,980,520
Federal Home Loan Bank Discount Notes, 4/1/05	20,100,000	20,100,000
Freddie Mac, 4.15%, 3/24/08	2,000,000	1,986,220
Kingdom of Jordan, Guaranteed by the United States Agency
of International Development, 8.75%, 9/1/19	560,887	690,053

Total U.S. Government Agencies and Instrumentalities (Cost $29,750,108)	29,737,560

High Social Impact Investments - 0.5%
Calvert Social Investment Foundation Notes, 2.17%, 7/1/06 (b)(i)(r)	1,050,000	1,037,348

Total High Social Impact Investments (Cost $1,050,000)		1,037,348

Equity Securities - 2.4%	Shares
Conseco, Inc., Preferred	85,000	2,252,500
First Tennessee Bank, Preferred (e)	750	750,234
Manitoba Telecom Services, Inc.	9,261	354,393
MFH Financial Trust I, Preferred (e)	20,000	1,980,000
Northern Borders Partners, LP	3,500	168,840
Roslyn Real Estate Asset Corp., Preferred	2	201,063

Total Equity Securities (Cost $5,390,148)		5,707,030

Total Investments (Cost $232,485,968) - 96.7%		229,706,198
Other assets and liabilities, net - 3.3%		7,779,607
Net Assets - 100%		$237,485,805

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 11,875,853 shares outstanding		$190,928,869
Class B: 1,103,320 shares outstanding		17,496,978
Class C: 914,574 shares outstanding		14,553,763
Class I: 971,530 shares outstanding		15,078,117
Undistributed net investment income		65,576
Accumulated net realized gain (loss) on investments and foreign
currency transactions		2,012,540
Net unrealized appreciation (depreciation) on investments and assets
and liabilities denominated in foreign currencies		(2,650,038)

Net Assets		$237,485,805

Net Asset Value Per Share
Class A (based on net assets of $189,853,956)		$15.99
Class B (based on net assets of $17,564,132)		$15.92
Class C (based on net assets of $14,542,036)		$15.90
Class I (based on net assets of $15,525,681)		$15.98

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	84	6/05	$9,355,500	$41,634
5 Year U.S. Treasury Notes	23	6/05	2,463,156	9,300
10 Year U.S. Treasury Notes	104	6/05	11,363,625	78,818
Total Purchased				$129,752

See notes to statements of net assets and notes to financial statements.

Equity Portfolio
Statement of Net Assets
March 31, 2005

Equity Securities - 96.7%	Shares	Value
Advertising Agencies - 1.8%
Omnicom Group, Inc.	225,000	$19,917,000

Banks - Outside New York City - 2.2%
Synovus Financial Corp.	900,000	25,074,000

Biotechnology - Research & Production - 3.1%
Amgen, Inc.*	603,000	35,100,630

Chemicals - 4.0%
Air Products & Chemicals, Inc.	520,000	32,910,800
Ecolab, Inc.	363,300	12,007,065
		44,917,865

Communications Technology - 2.9%
Cisco Systems, Inc.*	1,800,000	32,202,000

Computer - Services, Software & Systems - 2.4%
Microsoft Corp.	1,100,000	26,587,000

Computer Technology - 3.8%
Dell, Inc.*	730,000	28,046,600
Zebra Technologies Corp.*	300,000	14,247,000
		42,293,600

Consumer Products - 2.0%
Alberto-Culver Co.	470,000	22,494,200

Containers & Packaging - Metal & Glass - 0.7%
Aptargroup, Inc.	150,000	7,797,000

Diversified Financial Services - 2.7%
American Express Co.	580,000	29,794,600

Diversified Production - 4.9%
Dover Corp.	750,000	28,342,500
Pentair, Inc.	680,000	26,520,000
		54,862,500

Drug & Grocery Store Chains - 2.7%
Walgreen Co.	683,100	30,343,302

Drugs & Pharmaceuticals - 4.9%
Johnson & Johnson	300,000	20,148,000
Pfizer, Inc.	1,300,000	34,151,000
		54,299,000

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Components - 3.3%
Emerson Electric Co.	350,000	$22,725,500
Molex, Inc.	600,000	14,160,000
		36,885,500

Electronics - Medical Systems - 4.0%
Medtronic, Inc.	580,000	29,551,000
Varian Medical Systems, Inc.*	450,000	15,426,000
		44,977,000

Electronics - Semiconductors / Components - 3.8%
Intel Corp.	1,200,000	27,876,000
Microchip Technology, Inc.	570,000	14,825,700
		42,701,700

Financial Data Processing Services - 3.2%
First Data Corp.	340,000	13,365,400
Fiserv, Inc.*	575,000	22,885,000
		36,250,400

Foods - 2.8%
General Mills, Inc.	430,000	21,134,500
Performance Food Group Co.*	380,000	10,518,400
		31,652,900

Healthcare Facilities - 1.4%
Health Management Associates, Inc.	600,000	15,708,000

Healthcare Services - 2.5%
Express Scripts, Inc.*	320,000	27,900,800

Insurance - Multi-Line - 1.3%
Aflac, Inc.	400,000	14,904,000

Insurance - Property & Casualty - 1.1%
Chubb Corp.	150,000	11,890,500

Investment Management Companies - 2.5%
SEI Investments Co.	770,000	27,843,200

Machinery - Industrial / Specialty - 2.9%
Illinois Tool Works, Inc.	360,000	32,230,800

Medical & Dental - Instruments & Supplies - 1.9%
Biomet, Inc.	300,000	10,890,000
Dentsply International, Inc.	190,000	10,337,900
		21,227,900

Multi-Sector Companies - 2.1%
3M Co.	270,000	23,136,300

Office Furniture & Business Equipment - 1.9%
Lexmark International, Inc.*	270,000	21,591,900

Equity Securities - Cont'd	Shares	Value
Oil - Crude Producers - 3.7%
EOG Resources, Inc.	856,000	$41,721,440

Retail - 13.1%
Bed Bath & Beyond, Inc.*	700,000	25,578,000
CDW Corp.	400,000	22,672,000
Costco Wholesale Corp.	550,000	24,299,000
Home Depot, Inc.	500,000	19,120,000
Kohl's Corp.*	630,000	32,526,900
Staples, Inc.	700,000	22,001,000
		146,196,900

Securities Brokers & Services - 4.4%
A.G. Edwards, Inc.	650,000	29,120,000
Franklin Resources, Inc.	294,900	20,244,885
		49,364,885

Utilities - Gas Distribution - 2.5%
Questar Corp.	480,000	28,440,000

Venture Capital - 0.2%
20/20 Gene Systems, Inc., Warrants
(strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	14,700
Chesapeake PERL, Inc. Series A-2 Preferred (b)(i)*	150,000	300,000
Cylex, Inc.:
Series A Preferred (b)(i)*	101,742	93,495
Series B Preferred (b)(i)*	787,268	211,775
Warrants (strike price $.0412/share, expires 11/12/13) (b)(i)*	285,706	-
Dragonfly Media LLC (b)(i)*	295,081	516,401
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires 10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	100,597
Series A Preferred Warrants (strike price $1.00/share,
expires 1/1/12) (b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	161,759
PowerZyme, Inc. Series D Preferred (b)(i)*	1,250,000	500,000
		1,898,727

Total Equity Securities (Cost $889,717,292)		1,082,205,549

	Adjusted
Limited Partnership Interest - 0.0%	Basis
SEAF India International Growth Fund LLC (b)(i)*	$50,000	50,000

Total Limited Partnership Interest (Cost $50,000)		50,000

	Principal
Corporate Bonds - 0.0%	Amount	Value
20/20 Gene Systems Inc., 8.00%, 9/1/05 (b)(i)	$250,000	$250,000

Total Corporate Bonds (Cost $250,000)		250,000

High Social Impact Investments - 0.6%
Calvert Social Investment Foundation Notes, 2.17%, 7/1/06 (b)(i)(r)	6,800,000	6,718,060

Total High Social Impact Investments (Cost $6,800,000)		6,718,060

U.S. Government Agencies and Instrumentalities - 2.5%
Federal Home Loan Bank Discount Notes, 4/1/05	27,600,000	27,600,000

Total U.S. Government Agencies and Instrumentalities
(Cost $27,600,000)		27,600,000

Total Investments (Cost $924,417,292) - 99.8%		1,116,823,609
Other assets and liabilities, net - 0.2%		2,294,052
Net Assets - 100%		$1,119,117,661

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 23,658,628 shares outstanding		$639,964,699
Class B: 3,373,823 shares outstanding		94,045,690
Class C: 3,487,029 shares outstanding		89,804,708
Class I: 3,296,707 shares outstanding		98,155,758
Undistributed net investment income		1,886,771
Accumulated net realized gain (loss) on investments		2,853,718
Net unrealized appreciation (depreciation) on investments		192,406,317

Net Assets		$1,119,117,661

Net Asset Value Per Share
Class A (based on net assets of $796,994,745)		$33.69
Class B (based on net assets of $105,938,868)		$31.40
Class C (based on net assets of $102,252,369)		$29.32
Class I (based on net assets of $113,931,679)		$34.56

See notes to statements of net assets and notes to financial statements.

Enhanced Equity Portfolio
Statement of Net Assets
March 31, 2005

Equity Securities - 99.7%	Shares	Value
Air Transportation - 0.2%
FedEx Corp.	1,300	$122,135

Auto Parts - After Market - 0.1%
Genuine Parts Co.	1,500	65,235

Auto Parts - Original Equipment - 0.6%
Autoliv, Inc.	9,000	428,850

Banks - New York City - 2.0%
J.P. Morgan Chase & Co.	42,884	1,483,786

Banks - Outside New York City - 8.0%
Bank of America Corp.	51,070	2,252,187
BB&T Corp.	3,800	148,504
KeyCorp Ltd.	8,700	282,315
US Bancorp	33,200	956,824
Wachovia Corp.	29,700	1,512,027
Wells Fargo & Co.	15,900	950,820
		6,102,677

Biotechnology - Research & Production - 1.6%
Amgen, Inc.*	10,300	599,563
Invitrogen Corp.*	8,600	595,120
		1,194,683

Building Materials - 0.5%
Masco Corp.	10,100	350,167

Chemicals - 1.3%
Airgas, Inc.	17,600	420,464
Praxair, Inc.	5,600	268,016
Sigma-Aldrich Corp.	5,400	330,750
		1,019,230

Communications & Media - 2.1%
Time Warner, Inc.*	89,200	1,565,460

Communications Technology - 3.1%
Cisco Systems, Inc.*	78,400	1,402,576
CommScope, Inc.*	27,300	408,408
Qualcomm, Inc.	15,200	557,080
		2,368,064

Computer - Services, Software & Systems - 4.5%
Adobe Systems, Inc.	3,600	241,812
Citrix Systems, Inc.*	3,100	73,842
Compuware Corp.*	16,900	121,680

Equity Securities - Cont'd	Shares	Value
Computer - Services, Software & Systems - Cont'd
Microsoft Corp.	99,400	$2,402,498
QLogic Corp.*	2,100	85,050
Symantec Corp.*	2,200	46,926
Trizetto Group, Inc.*	5,200	48,412
Veritas Software Corp.*	16,300	378,486
		3,398,706

Computer Technology - 5.5%
Apple Computer, Inc.*	3,000	125,010
Dell, Inc.*	40,600	1,559,852
EMC Corp.*	13,400	165,088
Hewlett-Packard Co.	10,300	225,982
International Business Machines Corp.	23,200	2,120,016
		4,195,948

Consumer Electronics - 0.8%
Electronic Arts, Inc.*	1,800	93,204
Harman International Industries, Inc.	600	53,076
Yahoo!, Inc.*	14,700	498,330
		644,610

Consumer Products - 2.8%
American Greetings Corp.	1,300	33,124
Gillette Co.	9,800	494,704
Kimberly-Clark Corp.	17,200	1,130,556
Toro Co.	5,700	504,450
		2,162,834

Containers & Packaging - Paper & Plastic - 0.2%
Sealed Air Corp.*	3,300	171,402

Diversified Financial Services - 3.2%
American Express Co.	26,800	1,376,716
CIT Group, Inc.	1,800	68,400
Goldman Sachs Group, Inc.	8,800	967,912
		2,413,028

Diversified Production - 0.5%
Danaher Corp.	5,700	304,437
Dover Corp.	2,700	102,033
		406,470

Drug & Grocery Store Chains - 0.7%
Supervalu, Inc.	4,800	160,080
Walgreen Co.	8,300	368,686
		528,766

Drugs & Pharmaceuticals - 6.9%
Cardinal Health, Inc.	8,450	471,510
Johnson & Johnson	36,400	2,444,624
Pfizer, Inc.	88,800	2,332,776
		5,248,910

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Components - 0.4%
Cooper Industries Ltd.	1,500	$107,280
Molex, Inc.	8,700	229,332
		336,612

Electronics - Medical Systems - 1.1%
Medtronic, Inc.	16,200	825,390

Electronics - Semiconductors / Components - 3.4%
Atmel Corp.*	18,700	55,165
Intel Corp.	89,200	2,072,116
Jabil Circuit, Inc.*	10,800	308,016
Texas Instruments, Inc.	6,200	158,038
		2,593,335

Energy Miscellaneous - 1.2%
Veritas DGC, Inc.*	29,200	874,832

Finance Companies - 0.8%
Capital One Financial Corp.	7,900	590,683

Financial Data Processing Services - 2.8%
Automatic Data Processing, Inc.	27,800	1,249,610
CompuCredit Corp.*	4,500	119,790
First Data Corp.	18,000	707,580
Fiserv, Inc.*	1,000	39,800
SunGard Data Systems, Inc.*	1,400	48,300
		2,165,080

Financial Miscellaneous - 1.9%
AMBAC Financial Group, Inc.	1,700	127,075
Fannie Mae	10,700	582,615
Freddie Mac	1,300	82,160
MBNA Corp.	16,600	407,530
Nationwide Financial Services, Inc.	1,900	68,210
Providian Financial Corp.*	12,500	214,500
		1,482,090

Foods - 2.8%
General Mills, Inc.	5,600	275,240
Hershey Foods Corp.	10,300	622,738
Kellogg Co.	16,000	692,320
Sysco Corp.	15,700	562,060
		2,152,358

Forest Products - 0.5%
Weyerhaeuser Co.	5,800	397,300

Healthcare Facilities - 0.4%
DaVita, Inc.*	7,150	299,228

Healthcare Management Services - 0.9%
Caremark Rx, Inc.*	7,500	298,350
IMS Health, Inc.	15,600	380,484
		678,834

Equity Securities - Cont'd	Shares	Value
Healthcare Services - 2.7%
Express Scripts, Inc.*	2,600	$226,694
McKesson Corp.	13,500	509,625
WellPoint, Inc.*	10,800	1,353,780
		2,090,099

Home Building - 1.5%
NVR, Inc.*	1,500	1,177,500

Household Equipment & Products - 1.1%
Black & Decker Corp.	10,600	837,294

Identification Control & Filter Devices - 0.3%
Parker Hannifin Corp.	4,200	255,864

Insurance - Life - 1.6%
Jefferson-Pilot Corp.	1,800	88,290
Phoenix Co.'s, Inc.	4,600	58,788
Principal Financial Group	17,600	677,424
Prudential Financial, Inc.	6,700	384,580
		1,209,082

Insurance - Multi-Line - 3.2%
Aflac, Inc.	23,400	871,884
Cigna Corp.	13,800	1,232,340
Hartford Financial Services, Inc.	1,400	95,984
Lincoln National Corp.	4,000	180,560
Safeco Corp.	1,100	53,581
		2,434,349

Insurance - Property & Casualty - 1.7%
21st Century Insurance Group	4,500	62,775
Chubb Corp.	6,900	546,963
Commerce Group, Inc.	7,300	452,454
Progressive Corp.	2,800	256,928
		1,319,120

Machinery - Construction & Handling - 0.7%
Terex Corp.*	11,400	493,620

Machinery - Industrial / Specialty - 1.1%
Illinois Tool Works, Inc.	8,570	767,272
Nordson Corp.	1,300	47,866
		815,138

Machinery - Oil Well Equipment & Services - 0.8%
Cal Dive International, Inc.*	400	18,120
Smith International, Inc.	9,300	583,389
		601,509

Medical & Dental - Instruments & Supplies - 0.8%
Becton Dickinson & Co.	5,800	338,836
St. Jude Medical, Inc.*	1,200	43,200
Stryker Corp.	5,200	231,972
		614,008

Equity Securities - Cont'd	Shares	Value
Medical Services - 0.1%
Coventry Health Care, Inc.*	1,250	$85,175

Multi-Sector Companies - 1.2%
3M Co.	10,700	916,883

Office Furniture & Business Equipment - 0.3%
Pitney Bowes, Inc.	1,000	45,120
Xerox Corp.*	9,500	143,925
		189,045

Oil - Crude Producers - 3.3%
Cimarex Energy Co.*	5,200	202,800
EOG Resources, Inc.	26,500	1,291,610
Pioneer Natural Resources Co.	9,800	418,656
XTO Energy, Inc.	18,543	608,941
		2,522,007

Photography - 0.5%
Eastman Kodak Co.	12,800	416,640

Pollution Control & Environmental Services - 0.1%
Headwaters, Inc.*	1,400	45,948

Publishing - Miscellaneous - 0.8%
McGraw-Hill Co.'s, Inc.	7,100	619,475

Publishing - Newspapers - 0.1%
New York Times Co.	1,700	62,186

Radio & Television Broadcasters - 0.0%
Cox Radio, Inc.*	1,700	28,577

Real Estate Investment Trust - 0.4%
Equity Office Properties Trust	10,900	328,417

Recreational Vehicles & Boats - 0.6%
Harley-Davidson, Inc.	7,400	427,424

Restaurants - 0.3%
CKE Restaurants, Inc.*	14,100	223,485

Retail - 5.6%
Best Buy Co., Inc.	1,800	97,218
Costco Wholesale Corp.	8,500	375,530
Dollar General Corp.	1,800	39,438
Gap, Inc.	30,325	662,298
Home Depot, Inc.	37,000	1,414,880
Lowe's Co.'s, Inc.	9,000	513,810
Nordstrom, Inc.	7,900	437,502
ShopKo Stores, Inc.*	3,000	66,660
Staples, Inc.	16,700	524,881
Target Corp.	1,900	95,038
		4,227,255

Equity Securities - Cont'd	Shares	Value
Savings & Loans - 0.8%
Washington Mutual, Inc.	15,500	$612,250

Securities Brokers & Services - 0.0%
Charles Schwab Corp.	2,700	28,377

Shoes - 0.3%
Timberland Co.*	3,400	241,162

Soaps & Household Chemicals - 1.9%
Colgate-Palmolive Co.	1,200	62,604
Procter & Gamble Co.	25,900	1,372,700
		1,435,304

Transportation Miscellaneous - 0.3%
United Parcel Service, Inc., Class B	2,800	203,672

Utilities - Cable, Television, & Radio - 0.1%
Comcast Corp.*	1,500	50,670

Utilities - Electrical - 1.4%
Black Hills Corp.	400	13,228
Cleco Corp.	11,000	234,300
Hawaiian Electric Industries, Inc.	2,800	71,456
IDACORP, Inc.	6,600	187,242
NiSource, Inc.	6,300	143,577
OGE Energy Corp.	10,900	293,755
Sierra Pacific Resources Corp.*	6,400	68,800
Unisource Energy Corp.	2,800	86,716
		1,099,074

Utilities - Gas Distribution - 1.9%
Energen Corp.	4,200	279,720
Kinder Morgan, Inc.	13,500	1,021,951
Oneok, Inc.	5,000	154,100
		1,455,771

Utilities - Gas Pipelines - 0.1%
Equitable Resources, Inc.	1,600	91,904

Utilities - Telecommunications - 3.3%
Bellsouth Corp.	43,900	1,154,131
Nextel Communications, Inc.*	2,900	82,418
SBC Communications, Inc.	53,138	1,258,839
		2,495,388

Total Equity Securities (Cost $66,720,191)		75,920,375

Total Investments (Cost $66,720,191) - 99.7%		75,920,375
Other assets and liabilities, net - 0.3%		250,569
Net Assets - 100%		$76,170,944

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,384,028 shares outstanding		$54,595,402
Class B: 524,071 shares outstanding		8,023,149
Class C: 424,992 shares outstanding		6,742,335
Class I: 0 shares outstanding		--
Undistributed net investment income		50,415
Accumulated net realized gain (loss) on investments		(2,440,541)
Net unrealized appreciation (depreciation) on investments		9,200,184

Net Assets		$76,170,944

Net Asset Value Per Share
Class A (based on net assets of $60,351,871)		$17.83
Class B (based on net assets of $8,720,828)		$16.64
Class C (based on net assets of $7,098,245)		$16.70
Class I (based on net assets of $0)		N/A

See notes to statements of net assets and notes to financial statements.

Notes to Statements of Net Assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred until July 1, 2005. At March 31, 2005 accumulated deferred interest totaled $617,302 and includes interest accrued since and due on October 1, 2003.

(h) Represents rate in effect at March 31, 2005, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2005, the prime rate was 5.75%.

(i) Restricted securities represent 2.3% of the net assets for Balanced Portfolio, 0.5% for Bond Portfolio, and 0.8% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based in interest payments from Lumbermens. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depository Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SPI: Securities Purchase, Inc.
VRDN: Variable Rate Demand Notes

See notes to financial statements.

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Agraquest, Inc.:
Series B Preferred	02/26/97	$200,001
Series C Preferred	03/11/98 - 06/27/03	200,000
Angels With Attitude	08/28/00 - 04/30/03	200,000
CFBanc Corp.	03/14/03	270,000
Calvert Social Investment Foundation Notes,
2.17%, 7/1/07	07/01/04	5,016,666
City Soft, Inc., Convertible Notes, 10.00%, 8/31/06	10/15/02 - 03/11/05	380,377
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 5/15/12)	11/22/02	--
(strike price $0.01/share, expires 10/15/12)	11/22/02	--
(strike price $0.14/share, expires 10/15/12)	11/22/02	--
(strike price $0.28/share, expires 10/15/12)	11/22/02	--
(strike price $0.01/share, expires 2/28/13)	04/11/03	--
(strike price $0.14/share, expires 2/28/13)	04/11/03	--
(strike price $0.28/share, expires 2/28/13)	04/11/03	--
(strike price $0.01/share, expires 5/31/13)	07/15/03	--
(strike price $0.14/share, expires 5/31/13)	07/15/03	--
(strike price $0.28/share, expires 5/31/13)	07/15/03	--
(strike price $0.01/share, expires 8/31/13)	09/09/03	--
(strike price $0.14/share, expires 8/31/13)	09/09/03	--
(strike price $0.28/share, expires 8/31/13)	09/09/03	--
(strike price $0.01/share, expires 9/4/13)	09/09/03	--
(strike price $0.14/share, expires 9/4/13)	09/09/03	--
(strike price $0.21/share, expires 9/4/13)	09/09/03	--
(strike price $0.28/share, expires 9/4/13)	09/09/03	--
(strike price $0.01/share, expires 11/30/13)	01/16/04	--
(strike price $0.14/share, expires 11/30/13)	01/16/04	--
(strike price $0.28/share, expires 11/30/13)	01/16/04	--
Coastal Venture Partners	06/07/96 - 06/22/00	186,494
Common Capital	02/15/01 - 12/31/04	312,428
Community Bank of the Bay	03/15/96	100,000
Distributed Energy Systems Corp:
Contingent Deferred Distribution:
Cash Tranche 2	01/06/04	11,022
Stock Tranche 2	01/06/04	407
Environmental Private Equity Fund II	12/31/93 - 11/21/97	29,089
First Analysis Private Equity Fund IV	02/25/02 - 02/16/05	321,984
Frans Health Helpings, Series B Convertible Preferred	06/08/99	200,000
GEEMF Partners	02/28/97	185,003
Global Environment Emerging Markets Fund	01/14/94 - 12/01/95	814,997

Balanced Portfolio
Restricted securities (Cont'd)	Acquisition Dates	Cost
H2Gen Innovations, Inc.:
Series A, Preferred	12/30/02	$251,496
Series B, Preferred	10/21/04	161,759
Series A Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	--
Series B Preferred Warrants
(strike price $1.00/share, expires 10/31/13)	11/06/03 - 02/02/04	--
Hambrecht & Quist Environmental Technology Fund	08/11/89 - 08/10/94	254,513
Hayes Medical Services	01/31/97 - 07/22/99	500,000
Inflabloc Pharmaceutical, Inc. (Formerly Pharmadigm)	12/29/03	261,945
Infrastructure and Environmental Private Equity Fund III	04/16/97 - 02/12/01	712,064
KDM Development Corp., 2.41%, 12/31/07	11/03/99	697,408
Labrador Ventures III	08/11/98 - 04/02/01	370,293
Labrador Ventures IV	12/14/99 - 04/08/04	726,683
Liberty Environmental Partners	07/28/94 - 09/17/97	256,090
Milepost Ventures	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC	01/08/03 - 11/05/04	100,000
Pharmadigm, Inc.	07/05/96 - 06/18/97	238,055
Plethora Technology, Inc. 8.00%, 12/18/05	12/18/04	400,000
Plethora Technology, Inc. Warrants:
(strike price $0.01/share, expires 6/17/13)	06/23/03	47,100
(strike price $0.01/share, expires 2/9/14)	02/10/04	28,260
Poland Partners	04/13/94 - 07/23/01	105,505
ProFund International S.A.:
Common	08/29/95 - 05/25/99	7,500
Preferred	01/12/96 - 09/09/03	314,300
Seventh Generation, Inc.	04/12/02 - 05-06/03	230,500
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	68,314
Series 1-B, Convertible Preferred	06/10/03	250,000
Warrants (strike price $1.53/share, expires 10/20/05)	06/10/03	--
Solstice Capital	06/26/01 - 11/26/03	260,526
Ukraine Fund	09/28/92 - 04/18/01	43,056
Utah Ventures	11/17/97 - 02/05/03	867,581
Venture Strategy Partners	08/21/98 - 02/26/03	206,058
Wellspring International, Inc.:
Series A Preferred	03/23/00	200,000
Series B Preferred	11/28/00 - 06/22/01	274,997
Series C Preferred	10/30/02 - 11/22/02	150,000
Series D Preferred	02/10/04	114,286
Series E Preferred	10/26/04	155,132
Warrants (strike price $0.01/share, expires 8/15/12)	08/16/02	11,900
Warrants (strike price $0.01/share, expires 12/24/13)	12/23/03	--
Warrants (strike price $0.01/share, expires 2/10/14)	09/01/04	--
Wild Planet Toys, Inc.:
Series B Preferred	07/12/94	200,000
Series E Preferred .	04/09/98	180,725
Wind Harvest Co., Inc. Series A Preferred	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
8.00%, 9/1/05	02/28/05	$250,000
Warrants (strike price $.01/share, expires 8/27/13)	08/29/03	14,700
Calvert Social Investment Foundation Notes,
2.17%, 7/1/06	07/01/03-07/01/04	6,800,000
Chesapeake PERL, Inc., Series A-2 Preferred	07/30/04	300,000
Cylex, Inc.:
Series A Preferred	06/30/04	335,750
Series B Preferred	06/30/04	211,775
Warrants (strike price $.0412/share, expires 11/12/13)	06/30/04	13,525
Dragonfly Media LLC	07/18/03-05/13/04	516,392
H2Gen Innovations, Inc.:
Common	11/04/04	--
Common Warrants
(strike price $1.00/share, expires 10/31/13)	11/04/04	--
Series A Preferred	11/04/04	251,496
Series A Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/04/04	--
Series B Preferred	10/21/04-10/27/04	161,759
SEAF India International Growth Fund LLC	03/22/05	50,000
PowerZyme, Inc., Series D Preferred	07/22/04	500,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
2.17%, 7/1/06	07/01/03	$1,050,000

See notes to financial statements.

Statements of Operations
Six months Ended March 31, 2005

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$1,844,831	$4,290,126	$4,325,871
Dividend income (net of foreign taxes withheld
of $0, $3,007, and $3,038, respectively)	--	3,859,730	182,227
Total investment income	1,844,831	8,149,856	4,508,098

Expenses:
Investment advisory fee	244,675	1,160,568	398,360
Transfer agency fees and expenses	231,134	520,051	241,756
Administrative fees	163,117	754,649	324,633
Distribution Plan expenses:
Class A	--	586,641	179,477
Class B	--	130,672	87,850
Class C	--	116,169	68,843
Trustees' fees and expenses	18,875	69,025	26,738
Custodian fees	10,216	60,654	33,113
Registration fees	12,302	21,862	23,130
Reports to shareholders	33,636	95,983	26,451
Professional fees	16,594	38,046	20,209
Miscellaneous	31,560	74,546	9,224
Total expenses	762,109	3,628,866	1,439,784
Reimbursement from Advisor	(44,057)	(1,324)	--
Fees paid indirectly	(4,415)	(8,420)	(6,623)
Net expenses	713,637	3,619,122	1,433,161

Net Investment Income	1,131,194	4,530,734	3,074,937

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,970)	7,547,795	1,299,836
Foreign currency transactions	--	434	(158)
Futures	--	823,876	1,258,888
	(1,970)	8,372,105	2,558,566

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	--	13,135,797	(775,741)
Futures	--	(82,778)	(112,552)
	--	13,053,019	(888,293)

Net Realized and Unrealized
Gain (Loss) on Investments	(1,970)	21,425,124	1,670,273

Increase (Decrease) in Net Assets
Resulting From Operations	$1,129,224	$25,955,858	$4,745,210

See notes to financial statements.

Statements of Operations

Six months ended March 31, 2005

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$242,185	$772
Dividend income (net of foreign taxes withheld of $154
and $0, respectively)	8,760,780	859,611
Total investment income	9,002,965	860,383

Expenses:
Investment advisory fee	2,645,862	223,555
Transfer agency fees and expenses	1,137,955	88,533
Administrative fees	1,007,127	55,889
Distribution Plan expenses:
Class A	954,749	73,772
Class B	482,595	44,058
Class C	477,954	33,445
Trustees' fees and expenses	125,453	8,785
Custodian fees	33,061	15,025
Registration fees	32,619	14,381
Reports to shareholders	130,545	11,421
Professional fees	65,289	11,181
Miscellaneous	40,108	5,604
Total expenses	7,133,317	585,649
Fees paid indirectly	(17,123)	(5,673)
Net expenses	7,116,194	579,976

Net Investment Income	1,886,771	280,407

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	10,841,444	541,968
Change in unrealized appreciation or (depreciation)	50,428,986	2,994,306

Net Realized and Unrealized
Gain (Loss) on Investments	61,270,430	3,536,274

Increase (Decrease) in Net Assets
Resulting From Operations	$63,157,201	$3,816,681

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,131,194	$769,883
Net realized gain (loss)	(1,970)	(497)

Increase (Decrease) in Net Assets
Resulting From Operations	1,129,224	769,386

Distributions to shareholders from
Net investment income	(1,133,004)	(768,201)

Capital share transactions:
Shares sold	60,522,549	143,216,772
Reinvestment of distributions	1,108,597	759,944
Shares redeemed	(73,009,647)	(155,849,491)
Total capital share transactions	(11,378,501)	(11,872,775)

Total Increase (Decrease) in Net Assets	(11,382,281)	(11,871,590)

Net Assets
Beginning of period	169,916,148	181,787,738
End of period (including undistributed net investment
income of $7,875 and $9,685, respectively.)	$158,533,867	$169,916,148

Capital Share Activity
Shares sold	60,522,535	143,216,772
Reinvestment of distributions	1,108,597	759,944
Shares redeemed	(73,009,647)	(155,849,491)
Total capital share activity	(11,378,515)	(11,872,775)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$4,530,734	$6,799,213
Net realized gain (loss)	8,372,105	21,430,409
Change in net unrealized appreciation or (depreciation)	13,053,019	15,206,025

Increase (Decrease) in Net Assets
Resulting From Operations	25,955,858	43,435,647

Distributions to shareholders from
Net investment income:
Class A Shares	(4,307,794)	(6,584,422)
Class B Shares	(94,542)	(77,086)
Class C Shares	(90,324)	(74,349)
Class I Shares	(4,635)	--
Total distributions	(4,497,295)	(6,735,857)

Capital share transactions:
Shares sold:
Class A Shares	21,022,301	40,968,096
Class B Shares	2,557,553	6,786,762
Class C Shares	2,716,426	6,445,894
Class I Shares	1,000,000	--
Reinvestment of distributions:
Class A Shares	4,015,100	6,103,039
Class B Shares	83,418	67,681
Class C Shares	73,744	61,739
Class I Shares	4,634	--
Redemption Fees:
Class A Shares	3,622	353
Shares redeemed:
Class A Shares	(28,032,863)	(74,997,518)
Class B Shares	(1,629,314)	(3,166,663)
Class C Shares	(1,479,899)	(2,510,835)
Class I Shares	--	--
Total capital share transactions	334,722	(20,241,452)

Total Increase (Decrease) in Net Assets	21,793,285	16,458,338

Net Assets
Beginning of period	532,913,566	516,455,228
End of period (including undistributed net investment income
of $192,544 and $159,105, respectively.)	$554,706,851	$532,913,566

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	774,935	1,577,142
Class B Shares	95,024	263,954
Class C Shares	102,205	253,014
Class I Shares	36,403	--
Reinvestment of distributions:
Class A Shares	147,099	233,834
Class B Shares	3,068	2,619
Class C Shares	2,740	2,410
Class I Shares	171	--
Shares redeemed:
Class A Shares	(1,035,010)	(2,920,828)
Class B Shares	(60,417)	(122,708)
Class C Shares	(55,443)	(98,897)
Class I Shares	--	--
Total capital share activity	10,775	(809,460)

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,074,937	$5,684,762
Net realized gain (loss)	2,558,566	6,990,958
Change in net unrealized appreciation or (depreciation)	(888,293)	(741,182)

Increase (Decrease) in Net Assets
Resulting From Operations	4,745,210	11,934,538

Distributions to shareholders from
Net investment income:
Class A Shares	(2,566,160)	(4,483,716)
Class B Shares	(168,761)	(358,899)
Class C Shares	(136,285)	(240,269)
Class I Shares	(289,401)	(594,258)
Net realized gain:
Class A Shares	(4,971,041)	(4,125,295)
Class B Shares	(502,129)	(508,426)
Class C Shares	(391,256)	(320,427)
Class I shares	(513,303)	(466,673)
Total distributions	(9,538,336)	(11,097,963)

Capital share transactions:
Shares sold:
Class A Shares	34,184,375	47,220,150
Class B Shares	1,446,225	3,534,484
Class C Shares	2,660,848	4,536,791
Class I Shares	3,794,336	4,509,002
Reinvestment of distributions:
Class A Shares	6,450,352	7,289,334
Class B Shares	516,925	630,680
Class C Shares	374,068	378,719
Class I Shares	802,704	1,060,930
Redemption Fees
Class A Shares	1,271	751
Class I Shares	1	--
Shares redeemed:
Class A Shares	(19,511,095)	(31,536,661)
Class B Shares	(1,630,697)	(5,442,286)
Class C Shares	(1,329,229)	(3,153,347)
Class I Shares	(6,010,094)	(5,834,345)
Total capital share transactions	21,749,990	23,194,202

Total Increase (Decrease) In Net Assets	16,956,864	24,030,777

Net Assets
Beginning of period	220,528,941	196,498,164
End of period (including undistributed net investment income
of $65,576 and $151,246, respectively.)	$237,485,805	$220,528,941

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	2,119,696	2,931,298
Class B Shares	90,210	220,184
Class C Shares	165,810	283,056
Class I Shares	234,899	282,981
Reinvestment of distributions:
Class A Shares	403,288	454,994
Class B Shares	32,466	39,558
Class C Shares	23,525	23,780
Class I Shares	50,146	66,200
Shares redeemed:
Class A Shares	(1,207,878)	(1,961,652)
Class B Shares	(101,593)	(339,935)
Class C Shares	(82,947)	(197,167)
Class I Shares	(374,366)	(364,373)
Total capital share activity	1,353,256	1,438,924

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$1,886,771	($3,656,786)
Net realized gain (loss)	10,841,444	(2,700,972)
Change in net unrealized appreciation or (depreciation)	50,428,986	57,830,791

Increase (Decrease) in Net Assets
Resulting From Operations	63,157,201	51,473,033

Capital share transactions:
Shares sold:
Class A Shares	112,887,875	239,560,019
Class B Shares	4,692,880	17,825,052
Class C Shares	10,838,737	29,365,137
Class I Shares	44,346,529	54,034,900
Redemption Fees:
Class A Shares	10,954	2,725
Class B Shares	13	--
Class C Shares	42	--
Shares issued from merger (see Note A):
Class A Shares	17,977,848	--
Class B Shares	19,750,182	--
Class C Shares	6,931,681	--
Class I Shares	316,729	--
Shares redeemed:
Class A Shares	(75,356,243)	(112,453,634)
Class B Shares	(10,242,111)	(6,937,293)
Class C Shares	(7,449,563)	(8,691,035)
Class I Shares	(30,319,439)	(28,598,023)
Total capital share transactions	94,386,114	184,107,848

Total Increase (Decrease) in Net Assets	157,543,315	235,580,881

Net Assets
Beginning of period	961,574,346	725,993,465
End of period (including undistributed net investment
income of $1,886,771 and $0 respectively)	$1,119,117,661	$961,574,346

Equity Portfolio

Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2005	2004
Shares sold:
Class A Shares	3,377,315	7,512,315
Class B Shares	150,456	595,439
Class C Shares	371,910	1,052,509
Class I Shares	1,278,561	1,651,833
Shares issued from merger (see Note A):
Class A shares	541,818	--
Class B Shares	637,378	--
Class C Shares	239,520	--
Class I Shares	9,307	--
Shares redeemed:
Class A Shares	(2,246,988)	(3,542,827)
Class B Shares	(326,570)	(232,166)
Class C Shares	(254,375)	(310,547)
Class I Shares	(875,615)	(869,770)
Total capital share activity	2,902,717	5,856,786

See notes to financial statements.

Enhanced Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$280,407	($7,795)
Net realized gain (loss)	541,968	925,710
Change in net unrealized appreciation or (depreciation)	2,994,306	5,080,825

Increase (Decrease) in Net Assets
Resulting From Operations	3,816,681	5,998,740

Distributors to shareholders from:
Net investment income
Class A Shares	(229,992)	--
Total distributions	(229,992)	--
Capital share transactions:
Shares sold:
Class A Shares	7,384,537	17,615,302
Class B Shares	535,642	1,523,356
Class C Shares	1,171,107	1,825,966
Reinvestment of distributions:
Class A Shares	210,841	--
Redemption Fees:
Class A Shares	312	372
Shares redeemed:
Class A Shares	(5,343,009)	(6,269,268)
Class B Shares	(633,618)	(823,045)
Class C Shares	(422,747)	(704,491)
Total capital share transactions	2,903,065	13,168,192

Total Increase (Decrease) in Net Assets	6,489,754	19,166,932

Net Assets
Beginning of period	69,681,190	50,514,258
End of period (including undistributed
net investment income of $50,415, and $0, respectively)	$76,170,944	$69,681,190

Capital Share Activity
Shares sold:
Class A Shares	413,952	1,051,116
Class B Shares	32,342	97,203
Class C Shares	70,410	115,460
Reinvestment of distributions:
Class A Shares	11,509
Shares redeemed:
Class A Shares	(298,951)	(373,393)
Class B Shares	(37,959)	(52,379)
Class C Shares	(25,272)	(44,502)
Total capital share activity	166,031	793,505

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with five separate portfolios: Money Market, Balanced, Bond, Equity, and Enhanced Equity (formerly Managed Index). Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. The last remaining shareholder in Class I redeemed in Enhanced Equity on January 18, 2002. Shares are still available for public sale and will resume upon shareholder investment. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

On January 21, 2005, the net assets of the Delaware Social Awareness Fund merged into the Calvert Social Investment Fund's Equity Portfolio. The merger was accomplished by a tax-free exchange of 541,818 Class A, 637,378 Class B, 239,520 Class C, and 9,307 Class I shares of the Equity Portfolio (valued at $17,977,848, $19,750,182, $6,931,681, and $316,729 respectively) for 1,685,375 Class A, 1,971,291 Class B, 691,550 Class C, and 29,075 Class I shares of the Social Awareness Fund outstanding at January 21, 2005. The Social Awareness Fund's net assets as of January 21, 2005, including $10,927,963 of unrealized appreciation and $299,852 of net realized gain, were combined with those of the Equity Portfolio.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2005:

	Total Investments	% of Net Assets
Balanced	$13,224,735	2.4%
Bond	1,037,348	0.5%
Equity	8,916,787	0.8%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within five days for all Class I shares). The redemption fee is paid to the Portfolio and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. These credits are used to reduce the Portfolios' expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Money Market Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

Under the terms of the agreement $40,818, $199,821, $70,193, $477,041, and $32,600 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively. In addition, $32,518, $130,145, $56,099, $216,169, and $31,927 was payable at period end for operating expenses paid by the Advisor during March 2005 for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006 for Money Market, Balanced Class I and Enhanced Equity Class B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor benefits from the expense offset arrangement and the Advisor's obligation under the contractual limitation is reduced by credits earned.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity, 2.50% for Class B and C and .81% for Class I.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses. Under the terms of the agreement $144,107, $58,992, $349,367 and $26,414 was payable at period end for Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2005: $117,801 for Balanced, $64,781 for Bond, $177,402 for Equity and $17,924 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Under the terms of the agreement $17,708, $19,333, $8,268, $36,971, and $2,750 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

For its services, CSSI received fees of $116,170, $127,350, $47,468, $229,718, and $16,627 for the six months ended March 31, 2005 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $27,212, $129,951, $57,484, $181,422, and $9,780 was payable at period end for Money Market, Balanced, Bond, Equity, and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $23,000 plus a meeting fee of $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustees' fees are allocated to each of the funds served.

Kirkpatrick & Lockhart Nicholson Graham LLP ("K&LNG") serves as Fund counsel; the Fund's Secretary is an affiliate of this firm. Payments by the Fund to K&LNG during the reporting period were $53,136.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$213,737,218	$177,513,595	$236,706,483	$15,000,836
Sales:	208,878,426	164,811,632	203,416,268	11,697,213

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2005, and net realized capital loss carryforwards as of September 30, 2004 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$157,695,839	$517,493,465	$232,492,416
Unrealized appreciation	--	55,352,658	3,224,696
Unrealized (depreciation)	--	(26,038,849)	(6,010,914)
Net appreciation/(depreciation)	--	29,313,809	(2,786,218)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$924,923,185	$66,940,410
Unrealized appreciation	210,860,156	12,820,947
Unrealized (depreciation)	(18,959,732)	(3,840,982)
Net appreciation/(depreciation)	191,900,424	8,979,965
Capital Loss Carryforwards
	Money			Enhanced
Expiration Date	Market	Balanced	Equity	Equity
30-Sep-08	$41,585	--	--	--
30-Sep-10	14,601	$150,980	--	$1,258,141
30-Sep-11	6,847	54,896,621	$1,994,891	1,425,140
30-Sep-12	--	--	5,044,186	57,974
	$63,033	$55,047,601	$7,039,077	$2,741,255

Capital losses may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized gains on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2005, purchases and sales transactions and net realized gains on sales of securities were:

	Money
	Market	Balanced	Bond
Purchases	$60,760,000	--	--
Sales	34,100,000	$3,511,770	$1,436,145
Net realized gains	--	17,080	48,483

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at March 31, 2005. For the six months ended March 31, 2005, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$58,197	2.88%	$4,616,257	February 2005
Bond	100,232	2.94%	3,374,256	March 2005
Equity	105,482	3.26%	14,593,958	March 2005

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude LP	$200,000	$149,442
GEEMF Partners LP	185,003	151,224
Liberty Environmental Partners LP	256,090	--
Milepost Ventures LP	500,000	1
TOTALS	$1,141,093	$300,667

Note F -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.2 million plus interest. Upon the Defendant's exhaustion of available appeals and after obtaining reasonable assurance regarding the certainty of collection, the Portfolio recorded the $1,221,586 judgement on April 29, 2005.

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $1,400,000 and $450,000 for the Balanced and Equity Portfolios, respectively, at March 31, 2005.

Money Market Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
	2005	2004	2003
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.007	.004	.006
Distributions from
Net investment income	(0.007)	(.004)	(.006)

Net asset value, ending	$1.00	$1.00	$1.00

Total return*	.70%	.44%	.63%
Ratios to average net assets:A
Net investment income	1.39% (a)	.44%	.63%
Total expenses	.93% (a)	.91%	.90%
Expenses before offsets	.88% (a)	.88%	.88%
Net expenses	.87% (a)	.87%	.87%
Net assets, ending (in thousands)	$158,534	$169,916	$181,788

		Years Ended
	September 30,	September 30,	September 30,
	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.015	.045	.054
Distributions from
Net investment income	(.015)	(.045)	(.054)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.49%	4.63%	5.53%
Ratios to average net assets:A
Net investment income	1.48%	4.52%	5.39%
Total expenses	.89%	.84%	.84%
Expenses before offsets	.88%	.84%	.84%
Net expenses	.87%	.83%	.82%
Net assets, ending (in thousands)	$192,680	$206,061	$206,753

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$26.13	$24.35	$21.44
Income from investment operations
Net investment income	.23	.36	.38
Net realized and unrealized gain (loss)	1.06	1.77	2.87
Total from investment operations	1.29	2.13	3.25
Distributions from
Net investment income	(.23)	(.35)	(.34)
Total distributions	(.23)	(.35)	(.34)
Total increase (decrease) in net asset value	1.06	1.78	2.91
Net asset value, ending	$27.19	$26.13	$24.35

Total return*	4.95%	8.77%	15.28%
Ratios to average net assets: A
Net investment income	1.74% (a)	1.37%	1.67%
Total expenses	1.23% (a)	1.25%	1.25%
Expenses before offsets	1.23% (a)	1.25%	1.25%
Net expenses	1.23% (a)	1.25%	1.24%
Portfolio turnover	40%	106%	175%
Net assets, ending (in thousands)	$502,833	$486,255	$480,201

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$24.48	$33.23	$32.14
Income from investment operations
Net investment income	.56	.84	.86
Net realized and unrealized gain	(3.04)	(6.37)	3.08
Total from investment operations	(2.48)	(5.53)	3.94
Distributions from
Net investment income	(.56)	(.82)	(.80)
Net realized gains	--	(2.40)	(2.05)
Total distributions	(.56)	(3.22)	(2.85)
Total increase (decrease) in net asset value	(3.04)	(8.75)	1.09
Net asset value, ending	$21.44	$24.48	$33.23

Total return*	(10.38%)	(17.74%)	12.75%
Ratios to average net assets: A
Net investment income	2.23%	2.98%	2.58%
Total expenses	1.25%	1.20%	1.19%
Expenses before offsets	1.25%	1.20%	1.19%
Net expenses	1.25%	1.19%	1.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$458,947	$532,008	$705,355

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$25.94	$24.18	$21.31
Income from investment operations
Net investment income	.10	.11	.13
Net realized and unrealized gain (loss)	1.05	1.74	2.86
Total from investment operations	1.15	1.85	2.99
Distributions from
Net investment income	(.10)	(.09)	(.12)
Total distributions	(.10)	(.09)	(.12)
Total increase (decrease) in net asset value	1.05	1.76	2.87
Net asset value, ending	$26.99	$25.94	$24.18

Total return*	4.42%	7.63%	14.06%
Ratios to average net assets: A
Net investment income	.73% (a)	.34%	.55%
Total expenses	2.23% (a)	2.27%	2.34%
Expenses before offsets	2.23% (a)	2.27%	2.34%
Net expenses	2.23% (a)	2.26%	2.34%
Portfolio turnover	40%	106%	175%
Net assets, ending (in thousands)	$26,859	$24,839	$19,670

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$24.33	$33.02	$31.97
Income from investment operations
Net investment income	.29	.56	.53
Net realized and unrealized gain (loss)	(3.01)	(6.32)	3.06
Total from investment operations	(2.72)	(5.76)	3.59
Distributions from
Net investment income	(.30)	(.53)	(.49)
Net realized gains	--	(2.40)	(2.05)
Total distributions	(.30)	(2.93)	(2.54)
Total increase (decrease) in net asset value	(3.02)	(8.69)	1.05
Net asset value, ending	$21.31	$24.33	$33.02

Total return*	(11.31%)	(18.54%)	11.63%
Ratios to average net assets: A
Net investment income	1.17%	1.95%	1.60%
Total expenses	2.31%	2.22%	2.20%
Expenses before offsets	2.31%	2.22%	2.20%
Net expenses	2.31%	2.20%	2.18%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$14,805	$14,361	$13,580
See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$25.70	$23.95	$21.12
Income from investment operations
Net investment income	.11	.12	.13
Net realized and unrealized gain (loss)	1.03	1.73	2.82
Total from investment operations	1.14	1.85	2.95
Distributions from
Net investment income	(.10)	(.10)	(.12)
Total distributions	(.10)	(.10)	(.12)
Total increase (decrease) in net asset value	1.04	1.75	2.83
Net asset value, ending	$26.74	$25.70	$23.95

Total return*	4.44%	7.71%	14.02%
Ratios to average net assets: A
Net investment income	.79% (a)	.39%	.59%
Total expenses	2.18% (a)	2.22%	2.31%
Expenses before offsets	2.18% (a)	2.22%	2.31%
Net expenses	2.17% (a)	2.22%	2.30%
Portfolio turnover	40%	106%	175%
Net assets, ending (in thousands)	$24,024	$21,819	$16,585

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.10	$32.74	$31.70
Income from investment operations
Net investment income	.29	.56	.51
Net realized and unrealized gain	(2.96)	(6.29)	3.05
Total from investment operations	(2.67)	(5.73)	3.56
Distributions from
Net investment income	(.31)	(.51)	(.47)
Net realized gains	--	(2.40)	(2.05)
Total distributions	(.31)	(2.91)	(2.52)
Total increase (decrease) in net asset value	(2.98)	(8.64)	1.04
Net asset value, ending	$21.12	$24.10	$32.74

Total return*	(11.25%)	(18.60%)	11.64%
Ratios to average net assets: A
Net investment income	1.20%	1.98%	1.58%
Total expenses	2.29%	2.19%	2.19%
Expenses before offsets	2.29%	2.19%	2.19%
Net expenses	2.28%	2.18%	2.17%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$12,626	$12,889	$15,263

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Periods Ended
	March 31,	June 30,	September 30
Class I Shares	2005 (x)	2003 (y)	2002
Net asset value, beginning	$27.47	$21.33	$24.35
Income from investment operations
Net investment income	.14	.38	.68
Net realized and unrealized gain (loss)	(.16)	2.49	(3.01)
Total from investment operations	(.02)	2.87	(2.33)
Distributions from
Net investment income	(.13)	(.33)	(.69)
Total distributions	(.13)	(.33)	(.69)
Total increase (decrease) in net asset value	(.15)	2.54	(3.02)
Net asset value, ending	$27.32	$23.87	$21.33

Total return*	(.08%)	13.63%	(9.87%)
Ratios to average net assets: A
Net investment income	1.96% (a)	2.25%	2.77%
Total expenses	1.23% (a)	.72%	.72%
Expenses before offsets	.72% (a)	.72%	.72%
Net expenses	.72% (a)	.72%	.71%
Portfolio turnover	26%	140%	192%
Net assets, ending (in thousands)	$999	$0	$26,612

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999##
Net asset value, beginning	$33.10	$32.13	$32.52
Income from investment operations
Net investment income	.94	.88	.52
Net realized and unrealized gain (loss)	(6.31)	3.12	(.35)
Total from investment operations	(5.37)	4.00	.17
Distributions from
Net investment income	(.98)	(.99)	(.56)
Net realized gains	(2.40)	(2.04)	--
Total distributions	(3.38)	(3.03)	(.56)
Total increase (decrease) in net asset value	(8.75)	.97	(.39)
Net asset value, ending	$24.35	$33.10	$32.13

Total return*	(17.33%)	12.97%	.52%
Ratios to average net assets: A
Net investment income	3.55%	2.97%	2.54% (a)
Total expenses	.67%	.71%	.74% (a)
Expenses before offsets	.67%	.71%	.74% (a)
Net expenses	.66%	.69%	.73% (a)
Portfolio turnover	214%	184%	175%
Net assets, ending (in thousands)	$29,399	$49,530	$13,458

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.33	$16.29	$15.80
Income from investment operations
Net investment income	.22	.45	.58
Net realized and unrealized gain (loss)	.13	.48	.67
Total from investment operations	.35	.93	1.25
Distributions from
Net investment income	(.23)	(.45)	(.56)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.69)	(.89)	(.76)
Total increase (decrease) in net asset value	(.34)	0.04	.49
Net asset value, ending	$15.99	$16.33	$16.29

Total return*	2.21%	5.97%	8.20%
Ratios to average net assets: A
Net investment income	2.79% (a)	2.82%	3.62%
Total expenses	1.18% (a)	1.19%	1.18%
Expenses before offsets	1.18% (a)	1.19%	1.18%
Net expenses	1.17% (a)	1.18%	1.17%
Portfolio turnover	80%	244%	395%
Net assets, ending (in thousands)	$189,854	$172,470	$148,791

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$16.38	$15.38	$15.59
Income from investment operations
Net investment income	.80	1.01	1.06
Net realized and unrealized gain (loss)	(.01)	.99	(.20)
Total from investment operations	.79	2.00	.86
Distributions from
Net investment income	(.82)	(1.00)	(1.06)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.37)	(1.00)	(1.07)
Total increase (decrease) in net asset value	(.58)	1.00	(.21)
Net asset value, ending	$15.80	$16.38	$15.38

Total return*	5.18%	13.46%	5.76%
Ratios to average net assets: A
Net investment income	5.07%	6.32%	6.90%
Total expenses	1.19%	1.19%	1.20%
Expenses before offsets	1.19%	1.19%	1.20%
Net expenses	1.18%	1.17%	1.16%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$128,077	$96,736	$71,525

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$16.27	$16.22	$15.75
Income from investment operations
Net investment income	.15	.31	.43
Net realized and unrealized gain (loss)	.12	.49	.66
Total from investment operations	.27	.80	1.09
Distributions from
Net investment income	(.16)	(.31)	(.42)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.62)	(.75)	(.62)
Total increase (decrease) in net asset value	(.35)	.05	.47
Net asset value, ending	$15.92	$16.27	$16.22

Total return*	1.68%	5.11%	7.13%
Ratios to average net assets: A
Net investment income	1.84% (a)	1.93%	2.70%
Total expenses	2.12% (a)	2.09%	2.08%
Expenses before offsets	2.12% (a)	2.09%	2.08%
Net expenses	2.12% (a)	2.08%	2.07%
Portfolio turnover	80%	244%	395%
Net assets, ending (in thousands)	$17,564	$17,605	$18,860

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$16.32	$15.33	$15.53
Income from investment operations
Net investment income	.65	.85	.90
Net realized and unrealized gain (loss)	--	.98	(.20)
Total from investment operations	.65	1.83	.70
Distributions from
Net investment income	(.67)	(0.84)	(.89)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.22)	(0.84)	(.90)
Total increase (decrease) in net asset value	(.57)	0.99	(.20)
Net asset value, ending	$15.75	$16.32	$15.33

Total return*	4.26%	12.31%	4.61%
Ratios to average net assets: A
Net investment income	4.10%	5.21%	5.89%
Total expenses	2.13%	2.19%	2.26%
Expenses before offsets	2.13%	2.19%	2.26%
Net expenses	2.12%	2.17%	2.20%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$14,305	$8,046	$3,220

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$16.25	$16.21	$15.73
Income from investment operations
Net investment income	.15	.31	.43
Net realized and unrealized gain (loss)	.12	.48	.67
Total from investment operations	.27	.79	1.10
Distributions from
Net investment income	(.16)	(.31)	(.42)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.62)	(.75)	(.62)
Total increase (decrease) in net asset value	(.35)	.04	.48
Net asset value, ending	$15.90	$16.25	$16.21

Total return*	1.70%	5.06%	7.21%
Ratios to average net assets: A
Net investment income	1.90% (a)	1.94%	2.71%
Total expenses	2.06% (a)	2.07%	2.07%
Expenses before offsets	2.06% (a)	2.07%	2.07%
Net expenses	2.06% (a)	2.06%	2.06%
Portfolio turnover	80%	244%	395%
Net assets, ending (in thousands)	$14,542	$13,130	$11,320

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$16.30	$15.31	$15.51
Income from investment operations
Net investment income	.63	.84	.86
Net realized and unrealized gain (loss)	.01	.96	(.18)
Total from investment operations	.64	1.80	.68
Distributions from
Net investment income	(.66)	(.81)	(.87)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.21)	(.81)	(.88)
Total increase (decrease) in net asset value	(.57)	.99	(.20)
Net asset value, ending	$15.73	$16.30	$15.31

Total return*	4.24%	12.06%	4.48%
Ratios to average net assets: A
Net investment income	4.07%	5.10%	5.64%
Total expenses	2.13%	2.38%	2.45%
Expenses before offsets	2.13%	2.38%	2.45%
Net expenses	2.12%	2.36%	2.40%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$9,278	$3,524	$1,810

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$16.33	$16.29	$15.81
Income from investment operations
Net investment income	.27	.55	.67
Net realized and unrealized gain (loss)	.12	.48	.66
Total from investment operations	.39	1.03	1.33
Distributions from
Net investment income	(.28)	(.55)	(.65)
Net realized gains	(.46)	(.44)	(.20)
Total distributions	(.74)	(.99)	(.85)
Total increase (decrease) in net asset value	(.35)	.04	.48
Net asset value, ending	$15.98	$16.33	$16.29

Total return*	2.47%	6.62%	8.74%
Ratios to average net assets: A
Net investment income	3.36% (a)	3.41%	4.14%
Total expenses	.62% (a)	.61%	.61%
Expenses before offsets	.62% (a)	.61%	.61%
Net expenses	.61% (a)	.60%	.60%
Portfolio turnover	80%	244%	395%
Net assets, ending (in thousands)	$15,526	$17,324	$17,527

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000###
Net asset value, beginning	$16.39	$15.39	$15.56
Income from investment operations
Net investment income	.87	1.11	.60
Net realized and unrealized gain (loss)	.02	.99	(.18)
Total from investment operations	.89	2.10	.42
Distributions from
Net investment income	(.91)	(1.10)	(.59)
Net realized gains	(.56)	--	--
Total distributions	(1.47)	(1.10)	(.59)
Total increase (decrease) in net asset value	(.58)	1.00	(.17)
Net asset value, ending	$15.81	$16.39	$15.39

Total return*	5.83%	14.12%	2.83%
Ratios to average net assets: A
Net investment income	5.44%	6.82%	7.85% (a)
Total expenses	.69%	1.28%	1.19% (a)
Expenses before offsets	.61%	.62%	.65% (a)
Net expenses	.60%	.60%	.60% (a)
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$12,764	$1,473	$1,028

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$31.63	$29.43	$23.84
Income from investment operations
Net investment income (loss)	.07	(.09)	(.06)
Net realized and unrealized gain (loss)	1.99	2.29	5.67
Total from investment operations	2.06	2.20	5.61
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	2.06	2.20	5.59
Net asset value, ending	$33.69	$31.63	$29.43

Total return*	6.51%	7.48%	23.56%
Ratios to average net assets: A
Net investment income (loss)	.45% (a)	(.32%)	(.26%)
Total expenses	1.26% (a)	1.25%	1.29%
Expenses before offsets	1.26% (a)	1.25%	1.29%
Net expenses	1.25% (a)	1.24%	1.29%
Portfolio turnover	20%	17%	29%
Net assets, ending (in thousands)	$796,995	$695,472	$530,322

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$27.72	$33.05	$27.06
Income from investment operations
Net investment income (loss)	(.04)	(.02)	(.06)
Net realized and unrealized gain (loss)	(2.96)	(3.68)	7.88
Total from investment operations	(3.00)	(3.70)	7.82
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.88)	(5.33)	5.99
Net asset value, ending	$23.84	$27.72	$33.05

Total return*	(11.58%)	(11.82%)	29.91%
Ratios to average net assets: A
Net investment income (loss)	(.12%)	(.07%)	(.20%)
Total expenses	1.29%	1.26%	1.26%
Expenses before offsets	1.29%	1.26%	1.26%
Net expenses	1.29%	1.24%	1.13%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$326,112	$252,068	$240,844

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$29.61	$27.78	$22.70
Income from investment operations
Net investment income (loss)	(.06)	(.33)	(.25)
Net realized and unrealized gain (loss)	1.85	2.16	5.35
Total from investment operations	1.79	1.83	5.10
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	1.79	1.83	5.08
Net asset value, ending	31.40	$29.61	$27.78

Total return*	6.05%	6.59%	22.50%
Ratios to average net assets: A
Net investment income (loss)	(.41%) (a)	(1.16%)	(1.12%)
Total expenses	2.11% (a)	2.09%	2.15%
Expenses before offsets	2.11% (a)	2.09%	2.15%
Net expenses	2.10% (a)	2.08%	2.15%
Portfolio turnover	20%	17%	29%
Net assets, ending (in thousands)	$105,939	$86,242	$70,824

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$26.67	$32.17	$26.60
Income from investment operations
Net investment income (loss)	(.24)	(.24)	(.23)
Net realized and unrealized gain (loss)	(2.85)	(3.63)	7.63
Total from investment operations	(3.09)	(3.87)	7.40
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.97)	(5.50)	5.57
Net asset value, ending	$22.70	$26.67	$32.17

Total return*	(12.39%)	(12.71%)	28.78%
Ratios to average net assets: A
Net investment income (loss)	(1.02%)	(1.00%)	(1.04%)
Total expenses	2.19%	2.20%	2.20%
Expenses before offsets	2.19%	2.20%	2.20%
Net expenses	2.19%	2.17%	1.97%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$43,091	$30,015	$21,416

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$27.64	$25.92	$21.17
Income from investment operations.
Net investment income (loss)	(.04)	(.27)	(.22)
Net realized and unrealized gain (loss)	1.72	1.99	4.99
Total from investment operations	1.68	1.72	4.77
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	1.68	1.72	4.75
Net asset value, ending	$29.32	$27.64	$25.92

Total return*	6.08%	6.64%	22.56%
Ratios to average net assets: A
Net investment income (loss)	(.32%) (a)	(1.09%)	(1.06%)
Total expenses	2.03% (a)	2.03%	2.10%
Expenses before offsets	2.03% (a)	2.03%	2.10%
Net expenses	2.03% (a)	2.03%	2.09%
Portfolio turnover	20%	17%	29%
Net assets, ending (in thousands)	$102,252	$86,514	$61,897

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$24.91	$30.13	$25.00
Income from investment operations.
Net investment income (loss)	(.21)	(.22)	(.24)
Net realized and unrealized gain (loss)	(2.65)	(3.37)	7.20
Total from investment operations	(2.86)	(3.59)	6.96
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.74)	(5.22)	5.13
Net asset value, ending	$21.17	$24.91	$30.13

Total return*	(12.34%)	(12.63%)	28.87%
Ratios to average net assets: A
Net investment income (loss)	(.96%)	(.94%)	(1.01%)
Total expenses	2.14%	2.14%	2.15%
Expenses before offsets	2.14%	2.14%	2.15%
Net expenses	2.13%	2.11%	1.94%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$37,109	$26,455	$20,086

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$32.36	$29.94	$24.12
Income from investment operations
Net investment income	.16	.07	.05
Net realized and unrealized gain (loss)	2.04	2.35	5.79
Total from investment operations	2.20	2.42	5.84
Distributions from
Net realized gains	--	--	(.02)
Total increase (decrease) in net asset value	2.20	2.42	5.82
Net asset value, ending	$34.56	$32.36	$29.94

Total return*	6.80%	8.08%	24.24%
Ratios to average net assets: A
Net investment income	1.02% (a)	.25%	.32%
Total expenses	.69% (a)	.68%	.70%
Expenses before offsets	.69% (a)	.68%	.70%
Net expenses	.69% (a)	.68%	.70%
Portfolio turnover	20%	17%	29%
Net assets, ending (in thousands)	$113,932	$93,347	$62,951

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000 ####
Net asset value, beginning	$27.91	$33.15	$28.64
Income from investment operations
Net investment income	.08	.11	.05
Net realized and unrealized gain (loss)	(2.99)	(3.72)	6.29
Total from investment operations	(2.91)	(3.61)	6.34
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.79)	(5.24)	4.51
Net asset value, ending	$24.12	$27.91	$33.15

Total return*	(11.17%)	(11.49%)	23.10%
Ratios to average net assets: A
Net investment income	.36%	.36%	.16% (a)
Total expenses	.81%	1.07%	1.18% (a)
Expenses before offsets	.80%	.82%	.86% (a)
Net expenses	.80%	.80%	.80% (a)
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$8,844	$2,501	$2,826

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$16.96	$15.17	$12.24
Income from investment operations
Net investment income (loss)	.08	.03	.03
Net realized and unrealized gain (loss)	.86	1.76	2.90
Total from investment operations	.94	1.79	2.93
Distributions from
Net investment income	(.07)	--	--
Total increase (decrease) in net asset value	(0.87)	1.79	2.93
Net asset value, ending	$17.83	$16.96	$15.17

Total return*	5.53%	11.80%	23.94%
Ratios to average net assets: A
Net investment income (loss)	.94% (a)	.19%	.24%
Total expenses	1.38% (a)	1.43%	1.54%
Expenses before offsets	1.38% (a)	1.43%	1.45%
Net expenses	1.37% (a)	1.41%	1.44%
Portfolio turnover	16%	13%	42%
Net assets, ending (in thousands)	$60,352	$55,253	$39,145

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$14.64	$19.91	$16.83
Income from investment operations
Net investment income (loss)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	(2.41)	(5.12)	3.11
Total from investment operations	(2.40)	(5.13)	3.09
Distributions from
Net investment income	--	--	(.01)
Net realized gain	--	(.14)	--
Total distributions	--	(.14)	(.01)
Total increase (decrease) in net asset value	(2.40)	(5.27)	3.08
Net asset value, ending	$12.24	$14.64	$19.91

Total return*	(16.37%)	(25.93%)	18.39%
Ratios to average net assets: A
Net investment income (loss)	.09%	(.06%)	(.14%)
Total expenses	1.46%	1.43%	1.52%
Expenses before offsets	1.27%	1.32%	1.33%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$26,842	$30,525	$21,239

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$15.84	$14.30	$11.67
Income from investment operations
Net investment income (loss)	--	(.12)	(.10)
Net realized and unrealized gain (loss)	.80	1.66	2.73
Total from investment operations	.80	1.54	2.63
Total increase (decrease) in net asset value	.80	1.54	2.63
Net asset value, ending	$16.64	$15.84	$14.30

Total return*	5.05%	10.77%	22.54%
Ratios to average net assets: A
Net investment income (loss)	.02% (a)	(.75%)	(.82%)
Total expenses	2.32% (a)	2.37%	2.55%
Expenses before offsets	2.32% (a)	2.37%	2.51%
Net expenses	2.30% (a)	2.36%	2.50%
Portfolio turnover	16%	13%	42%
Net assets, ending (in thousands)	$8,721	$8,391	$6,936

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.12	$19.41	$16.58
Income from investment operations
Net investment income (loss)	(.16)	(.20)	(.16)
Net realized and unrealized gain (loss)	(2.29)	(4.95)	2.99
Total from investment operations	(2.45)	(5.15)	2.83
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.29)	2.83
Net asset value, ending	$11.67	$14.12	$19.41

Total return*	(17.33%)	(26.70%)	17.07%
Ratios to average net assets: A
Net investment income (loss)	(1.11%)	(1.18%)	(1.21%)
Total expenses	2.47%	2.42%	2.41%
Expenses before offsets	2.47%	2.42%	2.41%
Net expenses	2.45%	2.36%	2.32%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$4,980	$5,488	$6,531

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$15.90	$14.35	$11.71
Income from investment operations
Net investment income (loss)	--	(.10)	(.10)
Net realized and unrealized gain (loss)	.80	1.65	2.74
Total from investment operations	.80	1.55	2.64
Total increase (decrease) in net asset value	.80	1.55	2.64
Net asset value, ending	$16.70	$15.90	$14.35

Total return*	5.03%	10.80%	22.54%
Ratios to average net assets: A
Net investment income (loss)	.04% (a)	(.72%)	(.83%)
Total expenses	2.27% (a)	2.34%	2.56%
Expenses before offsets	2.27% (a)	2.34%	2.51%
Net expenses	2.25% (a)	2.32%	2.50%
Portfolio turnover	16%	13%	42%
Net assets, ending (in thousands)	$7,098	$6,038	$4,433

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.16	$19.48	$16.62
Income from investment operations
Net investment income (loss)	(.16)	(.19)	(.14)
Net realized and unrealized gain (loss)	(2.29)	(4.99)	3.00
Total from investment operations	(2.45)	(5.18)	2.86
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.32)	2.86
Net asset value, ending	$11.71	$14.16	$19.48

Total return*	(17.28%)	(26.76%)	17.21%
Ratios to average net assets: A
Net investment income (loss)	(1.10%)	(1.14%)	(1.15%)
Total expenses	2.47%	2.38%	2.35%
Expenses before offsets	2.47%	2.38%	2.35%
Net expenses	2.45%	2.32%	2.27%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$3,060	$3,376	$4,674

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002(z)	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total distributions	--	(.14)	(.05)
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets: A
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

		Periods Ended
		September 30,	September 30,
Class I Shares		1999	1998 #
Net asset value, beginning		$13.54	$15.00
Income from investment operations
Net investment income		.11	.04
Net realized and unrealized gain (loss)		3.29	(1.50)
Total from investment operations		3.40	(1.46)
Distributions from
Net investment income		(.05)	----
Total increase (decrease) in net asset value		3.35	(1.46)
Net asset value, ending		$16.89	$13.54

Total return*		25.09%	(9.73%)
Ratios to average net assets: A
Net investment income		.65%	.54% (a)
Total expenses		.91%	1.03% (a)
Expenses before offsets		.81%	.81% (a)
Net expenses		.75%	.75% (a)
Portfolio turnover		56%	27%
Net assets, ending (in thousands)		$18,652	$14,897

See notes to financial statements.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From April 15, 1998 inception.

## From March 1, 1999 inception.

### From March 31, 2000 inception.

#### From November 1, 1999 inception.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) The last remaining shareholder in Class I redeemed on January 18, 2002.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of the Portfolios and the Advisor on December 7, 2004.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Trustees considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios, the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with management through Board of Trustees' meetings, discussions and other reports. The Trustees considered the Advisor's management style and its performance in employing its investment strategies for each of the Portfolios, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing each Portfolio as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This data, and the conclusions of the Trustees with respect to that data, included the following:

Money Market Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2004, the Portfolio underperformed its Lipper index and its peer group median. Based upon their review of various factors, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

Bond Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2004, the Portfolio outperformed its Lipper index and the Portfolio's performance was above the median of its peer group for the one- and five-year periods and below the median for the three-year period. Based upon their review, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

In considering each Portfolio's fees and expenses, the Board of Trustees compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. This data, and the conclusions of the Trustees with respect to that data, included the following:

Money Market Portfolio. The independent report's Expense Highlights indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group. Further, the data indicated that total expenses (after taking into account expense reimbursements) were above the median of its peer group. The Trustees took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio, other factors that bear on the level of the Portfolio's expenses, and the Advisor's anticipated efforts to reduce the Portfolio's expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Trustees took into account certain factors that bear on the level of the Portfolio's expenses and the Advisor's anticipated efforts to reduce the Portfolio's total expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolios for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted that the Advisor reimburses expenses of the Portfolio. The Trustees also considered that the Advisor derives reputational and other indirect benefits. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its respective performance and fees. Although the Portfolios' advisory fees currently do not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if a Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Board of Trustees reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of each Portfolio is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board of Trustees determined that reapproval of the Investment Advisory Agreement would be in the interests of each Portfolio and its shareholders.

Balanced Portfolio, Equity Portfolio and Enhanced Equity Portfolio

The Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund with respect to each of the Portfolios and the Advisor and the applicable Investment Subadvisory Agreement with respect to each Portfolio on December 7, 2004.

In evaluating the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees considered on a Portfolio-by-Portfolio basis a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other things, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds. The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each of the Portfolios and the applicable Investment Subadvisory Agreement for each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Portfolio, the Trustees considered on a Portfolio-by-Portfolio basis the following factors, among other things: the nature, extent and quality of the services provided by the Advisor including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution" and use of "soft" dollars to pay for research and other services; the direct and indirect benefits, if any, derived by the Advisor from the relationship with the Portfolios, the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement for the Portfolios, the Board of Trustees reviewed information provided by the Advisor relating to its operations and personnel, including, among other things, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Trustees' familiarity with the Advisor's senior management through Board of Trustees' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board of Trustees discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board of Trustees also noted the Advisor's responsiveness to regulatory changes and industry developments that the mutual fund industry has recently experienced. The Trustees considered the Advisor's efforts in marketing each Portfolio as well. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board of Trustees noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Investment Advisory Agreement with respect to each of the Portfolios, including, among other information, a comparison of the Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report. This data, and the conclusions of the Trustees with respect to that data, included the following:

Balanced Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2004, the Portfolio underperformed its Lipper index and its peer group median. Based upon their review of various factors, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

Equity Portfolio. For the one-year annualized period ended June 30, 2004, the Portfolio underperformed its Lipper index and its peer group median. For the three- and five-year annualized periods ended June 30, 2004, the Portfolio outperformed both its Lipper index and its peer group median. The Trustees considered the Advisor's discussion of its plans to address the Portfolio's recent performance. Based upon their review, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

Enhanced Equity Portfolio. For the one-, three- and five-year annualized periods ended June 30, 2004, the Portfolio outperformed its Lipper index and the Portfolio's performance underperformed its peer group median for the one-year period and outperformed its peer group median for the three- and five-year periods. The Trustees considered the Advisor's discussion of its plans to address the Portfolio's recent performance. Based upon their review, the Trustees concluded that the Portfolio's performance over time has been satisfactory.

In considering each Portfolio's fees and expenses, the Board of Trustees compared each Portfolio's fees and total expense ratios with various comparative data for the funds in its respective peer group. This data and the conclusions of the Trustees with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Trustees took into account certain factors that bear on the level of the Portfolio's expenses and the Advisor's anticipated efforts to reduce the Portfolio's total expenses. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee and total expenses were below the median of its peer group. Based upon their review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee and total expenses (after taking into account expense reimbursements) were below the median of its peer group. The Trustees also noted the Adviser's then current undertaking to maintain expense limitations as well as voluntarily waive a portion of its advisory fee. Based upon its review, the Board of Trustees determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to each of the Portfolio for which they receive compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provide to the Calvert Group of Funds complex. The Trustees reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it receives with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Enhanced Equity Portfolio, the Trustees also noted the Adviser's current undertaking to maintain expense limitations as well as voluntarily waive a portion of its advisory fee. The Trustees also considered that the Advisor derives reputational and other indirect benefits. The Trustees also noted that the Advisor pays the subadvisory fees for each Portfolio out of the advisory fees the Advisor receives from the respective Portfolio. Based upon their review, the Trustees concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's growth and size on its respective performance and fees. The Board considered that the advisory fee schedule for each Portfolio contains a breakpoint that reduces the fee rate on assets above a specified level, noting that the Balanced Portfolio currently reflects this economy of scale. The Board also noted that if a Portfolio's assets increase over time, that Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Trustees reapproved each Investment Subadvisory Agreement between the respective Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under its respective Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated on a Portfolio-by-Portfolio basis, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Portfolio that the Subadviser subadvises and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board of Trustees considered each Portfolio's performance during the one-, three- and five-year annualized periods ended June 30, 2004 as compared to that Portfolio's respective Lipper index and its peer group and noted that the Board reviews on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Trustees noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolios, the Trustees noted that the fees under the Investment Subadvisory Agreements are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Trustees also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the fees thereunder at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to the Subadvisor of its relationship with a Portfolio were not material factors in the Trustees' deliberations. For similar reasons, the Trustees did not consider the potential economies of scale in the Subadvisor's management of a Portfolio to be a material factor in their consideration at this time.

In reapproving each Investment Subadvisory Agreement, the Board of Trustees, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

Conclusions

The Board of Trustees reached the following conclusions regarding the Investment Advisory Agreement and the Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with its investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) performance of each Portfolio is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (e) each Portfolio's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on their conclusions, the Trustees determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the interests of the respective Portfolio and its shareholders.

Calvert Social Investment Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2004.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J.Krumsiek
Senior Vice President -- Principal Executive Officer

Date: February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: February 16, 2006

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: February 16, 2006

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: February 16, 2006